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                              CORILLIAN CORPORATION
                            VOYAGER LICENSE AGREEMENT


Effective Date:  December 21, 1999

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
Wachovia Operational Services Corporation ("Client")               Corillian Corporation ("Corillian")
809 W. 4-1/2 Street                                                3601 SW Murray Blvd., Suite 300
Winston-Salem, North Carolina 27150                                Beaverton, Oregon 97005
                                                                   (503) 627-0729
                                                                   FAX (503) 641-5575
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On the terms and subject to the conditions set forth below Corillian and Client
(each a "Party" and collectively the "Parties") hereby enter into this License
Agreement (the "Agreement").

TERMS AND CONDITIONS

1.       GRANT OF LICENSE

1.1 Corillian hereby grants to Client a non-exclusive, non-transferable, perpetual license to use, as more particularly described in this
         Section 1 and in Section 2 hereof, production copies of certain computer software programs and associated documentation (the "Products"), as more particularly described in the Voyager Product Schedule (the "Product Schedule") executed contemporaneously and made a part of this Agreement, for the benefit of itself and its Affiliates (as defined in Paragraph 1.2 below).

1.2 Clients license to use the Products (including any third party software sublicensed through Corillian ("Third Party Software")) under this Agreement may not be assigned, sublicensed or otherwise transferred, whether by operation of law or otherwise, without Corillian's prior written consent which may be granted or withheld in Corillian's sole discretion; provided, however, that Client may assign its rights under this Agreement (without amendment or alteration of such rights) to an Affiliate of Client provided that Client gives Corillian written notice of such assignment and that such Affiliate agrees in writing to be bound by the terms of this Agreement and to assume Client's obligations hereunder. For purposes of this Agreement, the term "Affiliate" means an entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with an entity. For purposes of this definition, "control" shall mean the right to vote or direct the voting of at least fifty percent (50%) of the common stock or other ownership interest in the entity. An "Affiliate" shall also include any entity by or for which the Products had been used while such Affiliate was controlling, controlled by or under common control with Client, which, by reason of a spin-off, public offering, or the like, ceases to be controlling, controlled by or under common control with Client, provided, however, that such Affiliate shall cease to be an Affiliate in the event that an entity which is not an Affiliate subsequently acquires all of the common stock of such Affiliate. An affiliate shall not include an entity that acquires all of the common stock of Client, or an entity that acquires all of the common stock of the entity that owns all of the common stock of Client, unless such entity was an Affiliate of Client prior to such acquisition. In the event of such an acquisition, if the acquiring entity so desires, the parties agree to negotiate in good faith a license agreement for the Products, under which the acquiring entity would receive a credit for all license and other fees paid pursuant to Section 11 of the Product Schedule.


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1.3      No later than December 30, 1999, the parties, along with a mutually agreed upon escrow agent, agree to execute a Source Code Escrow Agreement (the "Escrow Agreement") substantially in the form attached as Exhibit A to this Agreement, and agree to maintain the same in effect for the term of the Agreement. The Escrow Agreement shall provide for the ongoing escrow of (i) the source code version of all Products in such form that will allow Client, upon release, to build and compile useable object code (ii) the similar source code version of any and all updates, modifications, revisions and enhancements to be delivered pursuant to this Agreement, as well as any other Products provided pursuant to the Product Schedule, Support Services Schedule, or otherwise pursuant to any agreement with the Client, and (iii) any and all documentation developed by Corillian or in its possession relating to the applicable source code (the "Source Code"). The Escrow Agreement shall provide for the release of the Source Code for any reason at any time upon written request by Client, in which event certain obligations to pay an exit fee may come into effect as more particularly described herein. In addition, the Escrow Agreement shall provide for the provision by Corillian of certain knowledge transfer and training services upon release of the Source Code from escrow and for the continuous updating of the Source Code so that the Source Code in escrow corresponds to the Products in use by Client. Upon any release of the Source Code from Escrow, Client shall be granted a license to the Source Code pursuant to the terms of the Escrow Agreement, and the Source Code shall become part of the Products for all purposes of this Agreement. After such release, Corillian will provide Client directly with new versions of the Source Code incorporating any Product modification, upgrades or enhancements or other change to the Products made by Corillian pursuant to the Product Schedule, Support Services Schedule or otherwise pursuant to any other agreement with Client within thirty (30) days of acceptance by Client of such modifications, upgrades or enhancements or other changes. In the event the parties are unable, by December 30, 1999, to execute such an Escrow Agreement, Client shall have the right to terminate this Agreement and shall receive a full refund of all fees (including, but not limited to, license, implementation and custom engineering) paid pursuant to Section 11 of the Product Schedule, and any other fees paid hereunder.

1.4 The license grant provided under this Agreement is an enterprise license. Client may utilize any number of copies of the Products in test, stress, development, production and business continuity environments at any facility of the Client or its Affiliates as the Client may elect. There shall be no license limitation on the number of customers accessing or utilizing the Products licensed herein to Client.

2.       SCOPE OF USE

2.1 The Products may be used only for, by, or on behalf of, Client and its Affiliates by employees of Client or its Affiliates or agents, vendors, contractors and consultants (including third party hosts) of Client or its Affiliates ("Consultants") at any facility of the Client or its Affiliates to: (i) process Client's or its Affiliates' own data in a production environment, including a backup mirrored system, (ii) to maintain, support, modify, enhance or upgrade the Products (iii) to otherwise perform testing and stress testing and development and (iv) to establish, test and operate a business continuity or off-site disaster recovery system. Client may not make any other use of the Products without the prior written consent of Corillian which may be granted or withheld in Corillian's sole discretion.

2.2 The parties agree that Client may, at its election, engage a Consultant or Consultants to use and operate or host the Products on behalf of Client or its Affiliates consistent with the terms and conditions as set forth herein, and that in such case the Products may be used at a facility owned or controlled by such Consultant or Consultants.


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2.3      Corillian and Client agree to negotiate in good faith the terms and conditions for a Private Label or Servicing Agreement under which Client would have the right to sublicense the Products to certain designated institutions, and under which Client would have the right to use the Products to process data and provide other services to third parties in a service bureau environment.

2.4 Except as set forth in Section 1.1, 1.2 and 4.1 hereof, and except as may be provided in any Private Label or Servicing Agreement as set forth in Section 2.3 hereof, Client will not sublicense, sell, rent, lease, give, transfer, assign, convey or otherwise dispose of any portion of the Products, including any Third-Party Software, including, but not limited to, any enhancement or modification thereto.

3.       FEES AND EXPENSES

3.1 Client shall pay Corillian the fees and expenses set forth in Section 11 of the Product Schedule, in accordance with the schedule of payments set forth in such Product Schedule.

3.2 Any federal, state, excise, and local government fees, assessments, charges, and taxes connected with Client's license and use of the Products, other than taxes based upon the net income of Corillian, shall be the responsibility of Client.

4.       PROPRIETARY RIGHTS

4.1 Corillian retains and reserves title and all ownership rights to the Products. All general modifications, enhancements and releases provided to Client pursuant to the Support Services Schedule between Corillian and Client as well as modifications and enhancements made specifically for Client and modifications and enhancements made by Client shall be considered as part of the Products and owned by Corillian; provided, however, that in the event that Client terminates support pursuant to
         Section 13 of the Support Services Schedule, or pursuant to Section 6.2, 11.2, 11.3 or 15 hereof, or pursuant to Section 7 or 8 of the Product Schedule, or in the event Corillian terminates support pursuant to Section 12.2 of the Support Services Schedule, all modifications and enhancements made thereafter specifically by or on behalf of Client shall be owned solely by Client, but such ownership shall only encompass the specific code modification or enhancement and does not include any of the underlying code to the Products The parties agree to negotiate in good faith the ownership of any modifications or enhancements which in the future may be developed by Corillian for Client pursuant to any engagement for additional custom engineering services. All physical documents and media containing Products sent to Client shall be deemed to be leased and not sold and their use licensed. Client acknowledges that this Agreement conveys a limited license, as expressed in this Agreement, and does not convey title or any ownership rights to the Products. Excepting the foregoing and all other work or services performed by Corillian pursuant to the Agreements, including any subsequent Change Orders, Amendments or Addenda thereto or related Work Orders, the parties acknowledge and agree that Client is and will be developing or will be having developed for it certain applications and interfaces that are complimentary to or are used in conjunction with the Products as a part of an integrated suite of financial and other services more broadly known as the "Prism Project." The parties acknowledge and agree that such applications, interfaces, discoveries, developments, concepts and other intellectual property associated with the Prism Project shall be the sole property of Client.

4.2 Client will not delete or in any manner alter the notices of intellectual property rights of Corillian (or of the vendor of any Third-Party Software licensed through Corillian) appearing on or resulting from use of the Products delivered to Client. As a condition of the license


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         rights granted to Client in this Agreement, Client will reproduce and display such notices on each copy it makes of any Product.

5.       CONFIDENTIAL INFORMATION

5.1 Corillian and Client acknowledge that in order to perform the services called for in this Agreement, it shall be necessary for each party to disclose to the other certain Confidential Information, as defined in
         Section 5.2 hereof. For purposes of this Section, a party disclosing Confidential Information shall be referred to as the "disclosing party" and a party receiving Confidential Information shall be referred to as a "receiving party". The receiving party recognizes, acknowledges and agrees that the Confidential Information of the disclosing party is a special, valuable and unique asset of the disclosing party, its affiliate(s) and its Consultant(s) which is considered secret and is disclosed to the receiving party in confidence. The receiving party agrees to take all reasonable precautions to prevent any portion of disclosing party's Confidential Information, in any form or medium, from being disclosed or made available by the receiving party or by any of the receiving party's employees to any other person, firm, or corporation except as is expressly permitted herein. In no event shall the receiving party take precautions any less stringent than those employed to protect its own trade secrets and proprietary information. The receiving party will use the disclosing party's Confidential Information only for the purposes set forth in this Agreement. The receiving party agrees that it shall not disclose, transfer, use, copy or allow access to any such Confidential Information of the disclosing party to any employees or any third parties, including Consultants, except for those who have a need to know such Confidential Information in order to accomplish the requirements of this Agreement and who are otherwise legally bound by obligations of confidentiality and limitation of use sufficient to give effect to this Section 5, except as otherwise permitted in this Agreement. The receiving party will .promptly return or certify the destruction of the Confidential Information of the disclosing party and all copies or extractions thereof to the disclosing party within five days of the termination of this Agreement. The receiving party shall promptly advise the other in writing of any misappropriation or misuse of the Confidential Information of the disclosing party by any person which may come to a receiving party's attention, and shall cooperate with the disclosing party in any action relating thereto.

5.2 As used herein, the term "Confidential Information" shall mean any information about a disclosing party's (or its affiliates' or Consultants') customers, data, operations, products, plans, processes, programs (including software and data processing programs), procedures, formulas, or other information that is confidential and proprietary to a disclosing party (or its affiliates or Consultants). Confidential Information shall not include any information which (i) is or becomes generally available to the public other than as a result of disclosure by the receiving party, its employees or agents; (ii) was within the receiving party's possession on a non-confidential basis prior to its disclosure by the disclosing party to the receiving party pursuant hereto; (iii) is lawfully obtained by the receiving party from a third party without any obligation of by the receiving party to maintain the information as confidential or proprietary and without a known breach of an obligation of confidentiality; (iv) is independently developed by the receiving party without reference to the Confidential Information of the disclosing party; or (v) receiving party is required to disclose by law, regulation or judicial or regulatory order, provided that the receiving party shall promptly notify the disclosing party of such requirement so that the disclosing party may have such opportunity as may be available to seek an appropriate protective order or otherwise seek to protect the confidentiality of such Confidential Information. The parties may also disclose each other's Confidential Information to its internal and external auditors, accountants and attorneys, and to its regulators. Without limiting the generality of the foregoing, Corillian acknowledges and agrees that the terms of confidentiality under this Agreement shall not be construed to limit Client's right to


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         independently develop or acquire, or have developed for it, products concepts, systems or techniques without use of the Confidential Information that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information.

5.3 The parties hereto acknowledge that (i) the restrictions contained in this Agreement are necessary to protect each of the parties' proprietary interest in its Confidential Information, (ii) remedies at law will be inadequate and any violation of these restrictions will cause irreparable harm or damage to a disclosing party not compensable in monetary damages and accordingly (iii) a disclosing party shall be entitled to injunctive relief against any violation by the receiving party

5.4 The obligations set forth in this Section 5 as they pertain to Confidential Information shall survive the termination of this Agreement and shall continue for so long as the relevant information remains confidential.

6.       WARRANTY, REMEDY AND LIMITATION OF LIABILITY

6.1      Corillian represents and warrants as follows:

         6.1.1 That the Products are compatible with Client's data processing system.

         6.1.2 That at the time each Component of Products is accepted (as defined in Section 7 of the Product Schedule) and for a period of ninety (90) days thereafter, the such Component of the Products will perform all the functions described in Exhibit 1 to the Product Schedule. Corillian does not warrant that the Products will operate uninterrupted or error-free.

         6.1.3 That Corillian has the right to license the Products to Client as provided herein and that the Products, as used within the scope of this Agreement, do not infringe copyright, patent, trademark or other proprietary rights of a third party.

         6.1.4 That the Products provided pursuant to this Agreement and used by Client and its customers prior to, during or after the calendar year 2000 include or shall include, at no additional cost to Client, design and performance capabilities so that Client shall not experience abnormally ending and/or invalid and/or incorrect results from their use in the operation of the business of Client. Furthermore, Corillian represents and warrants that the Products will under normal use and service, record, store, process and present calendar dates failing on or after January 1, 2000, in the same manner, and with the same functionality, data integrity and performance, as the Products record, store, process and present calendar dates on or before December 31, 1999. Corillian warrants that the Products will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000.

                  The warranty set forth above applies only to the Products. Corillian cannot, and does not, warrant that any hardware or software with which the Products interact or to which the Products are connected will be Year 2000 compliant. If the Products do not operate, execute or otherwise function properly as a result of flaws, errors, problems or defects in hardware or software not provided or supplied by Corillian, then Corillian shall have no obligations under this warranty.

         6.1.5    The warranties provided in Sections 6.1.1, 6.1.2, 6.1.3 and
                  6.1.4 shall not apply if (i) the Products are used other than in a manner contemplated by the parties,


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                  consistent with the features and functions defined in the
                  Product Schedule and in accordance with Corillian's instructions, (ii) the Products are altered or modified by Client without the written approval of Corillian, (iii) if the Products do not perform because data communication is interrupted by the action or inaction of Client or a third party; or (iv) any other cause within the reasonable control of Client shall cause the alleged breach.

         6.1.6 OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT, CORILLIAN MAKES NO OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS OR ANY SERVICES PROVIDED IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         6.1.7 The vendors of Third-Party Software make no warranties, express or implied, to Client.

6.2      Client's remedies are as follows:

         6.2.1 In all situations involving performance or non-performance of the Products, Corillian's liability and Client's remedy shall be limited to having Corillian supply as soon as practicable code corrections as required to enable the Products to perform the functions described in the Product Schedule. If after sixty (60) days, Corillian is unable to make the Products operate as warranted, Client may, at its option, (i) regardless of whether Client shall have previously received the Source Code pursuant to the Escrow Agreement, discontinue use of the Products, terminate this Agreement, and the license granted hereunder and receive a refund of the fees paid for such license, less the reasonable value of use, calculated using a three year straight line depreciation (if occurring during the warranty period, there shall be no deduction for reasonable use), and cancel all obligations with respect to payment of custom engineering and implementation fees not previously incurred prior to notice of termination and terminate the Support Services Schedule without payment of an exit fee thereunder and receive a pro-rata refund of fees paid thereunder; (ii) Client may continue to use the Products with reductions in the License Fee or Support Services Fee as the parties may mutually agree shall be fair and equitable or
                  (iii) continue to use the Products, terminate the Support Services Schedule, receive a pro-rata refund of the Support Fees paid thereunder, pay Corillian an exit fee of $1,000,000, or the amount owing under Section 13.2 of the Support Services Schedule, whichever is less and shall receive the Source Code pursuant to the Escrow Agreement, including the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option (i), Client shall return to Corillian or certify to Corillian destruction of all copies of the Source Code thereof within 30 days of notice of termination and with respect to option
                  (iii), regardless of whether Client shall have previously exercised its election to receive the Source Code, Corillian shall complete the knowledge transfer obligation specified in
                  Section 11 of the Support Services Schedule and under the Escrow Agreement, if it has not already done so, and until such completion shall continue to provide problem resolution services on a time and materials basis, and Client shall pay the exit fee upon completion of knowledge transfer.


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         6.2.2    For personal injury caused by Corillian's fault or negligence,
                  Client's remedies shall be provided as under applicable law subject to the limitation contained in section 6.3 below.

6.3 EXCEPT AS SET FORTH IN SECTION 7.1 HEREOF, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE PRODUCTS OR ANY SERVICES PROVIDED IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER ASPECT OF THIS AGREEMENT, INCLUDING LOST REVENUES OR PROFITS, LOSS OF BUSINESS, OR LOSS OF DATA, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT, OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OR HAD REASON TO KNOW OF THE POSSIBILITY THEREOF.

6.4 THE PARTIES HAVE AGREED THAT THE LIMITATIONS SPECIFIED IN THIS SECTION SIX WILL SURVIVE AND APPLY EVEN IF ANY LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

7.       INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS; INDEMNIFICATION

7.1 Corillian agrees to defend, indemnify and hold harmless Client and its Affiliates against any third-party claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) arising from or in connection with any claim that the Products, as used within the scope of this Agreement, infringe or otherwise violate or misappropriate any copyright, patent, trademark or other proprietary rights of a third party. Notwithstanding the foregoing, Corillian shall have no obligation to indemnify Client or its Affiliates if any such third-party claim is caused by a modification or customization of the Products made by Client or its Affiliates without the written consent of Corillian, and Corillian shall also have no obligation to indemnify Client or its Affiliates to the extent such a claim arises out of the negligence or willful misconduct of Client or its Affiliates.

7.2 In the case of any claim arising under this Section 7 or under Section 8 hereof, (i) the indemnified party shall notify the indemnifying party in writing within a reasonable time of receipt of written notice of any such claim, (ii) the indemnifying party shall have control of the defense and all related negotiations, including settlement negotiations, provided, however that the indemnifying party shall not impose any obligations upon the party seeking indemnification in the absence of such party's written consent, and (iii) the indemnified party shall provide the indemnifying party with reasonable assistance, information and authority necessary to perform the above obligations. Reasonable out-of-pocket expenses incurred by the indemnified party in providing such assistance will be reimbursed as promptly as practicable by the indemnifying party.

7.3 If Client's use of any Products under the terms of this Agreement is, or in Corillian's opinion is likely to be, enjoined due to infringement, violation or misappropriation claims, then Corillian may, at its sole option and expense, either: (i) procure for Client the right to continue using such Products under the terms of this Agreement; (ii) replace or modify such Products so that they are non-infringing, violating or misappropriating and substantially equivalent in function; or (iii) if options (i) or (ii) above cannot be accomplished despite the reasonable efforts of Corillian, then Corillian may both:

         7.3.1 Terminate Client's rights and Corillian's obligations under this Agreement with respect to such Products, and


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         7.3.2    Refund to Client the unamortized portion of the license fees paid by Client to Corillian. Amortization is to be calculated using a five-year straight line depreciation method.

7.4 THE FOREGOING ARE CORILLIAN'S SOLE AND EXCLUSIVE OBLIGATIONS, AND CLIENT'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT, VIOLATION OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS.

7.5 Corillian shall have no obligations under this section 7 with respect to infringement or misappropriation arising from (i) modifications to the Products that were not authorized by Corillian, (ii) Product specifications requested by Client, unless approved by Corillian or
         (iii) the use of the Products in combination with products not provided, recommended or otherwise contemplated by Corillian, unless Corillian has been given prior written notice of such use and has approved it in writing, which approval may be granted or withheld in Corillian's sole discretion.

7.6 The provisions of this Section 7 shall survive the termination of this Agreement.

8.       INDEMNIFICATION BY CLIENT

         Client agrees to defend, indemnify and hold harmless Corillian against any third-party claims, liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) arising out of any acts or omissions of Client in breach of its obligations under this Agreement.

9.       EXPORT RESTRICTIONS

         This Agreement is expressly made subject to all laws, regulations, and orders relating to or other restrictions on, the export of the Products from the United States of America, which may be imposed from time to time. Client may not export or re-export the Products, including Third-Party Software, or Confidential Information of Corillian. The foregoing restrictions shall not prevent a Client customer located outside of the United States from accessing the Products to perform account transactions supported by the Products.

10.      MUTUAL RESTRICTION ON EMPLOYEE SOLICITATION

         So long as Corillian is performing services under any Support Services Schedule, neither Client nor Corillian shall either directly or indirectly, through any person with direct knowledge of the terms of this Agreement, solicit or offer employment to any of such other Party's employees, with whom such hiring Party has had contact in the course of performance of services under such Support Services Schedule either for its own business or for the business of a third party, except with the prior written approval of the other. The foregoing restriction shall not apply to Client in the event Corillian fails to provide any knowledge transfer or training services required pursuant to the Support Services Schedule or the Escrow Agreement.

11.      TERM AND TERMINATION

11.1 The term of this Agreement and the license granted pursuant to this Agreement shall commence upon the effective date specified above, or if not specified, then upon execution of this Agreement by Corillian and Client. The license granted hereunder is a perpetual license. Corillian may, in its sole discretion, sooner terminate this Agreement and the license granted hereunder (i) immediately if Client materially violates or permits the material violation of any of the provisions of section 5 of this Agreement provided that such violation relates to a disclosure concerning Corillian's intellectual property rights in the Products, or
         (ii) thirty (30)

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         days after Corillian notifies Client in writing of any other breach by
         Client, provided such breach remains uncorrected thirty (30) days following receipt by Client of written notification of such breach, unless such breach is not capable of being cured within such thirty
         (30) day period, in which case such cure period shall be reasonably extended by Corillian. In either event, Client shall receive no refund of any license fee or other charges paid hereunder.

11.2 If Corillian (i) is the subject of an order for relief under Chapter 7 or Chapter 11 of the Bankruptcy Code; (ii) is operated by a receiver, custodian, trustee or liquidator or as debtor in possession; (iii) makes an assignment for the benefit of creditors; or (iv) terminates substantially all of its ongoing business operations relating to the Products or is liquidated, Client may upon thirty (30) days prior written notice (a) sooner terminate this Agreement, the Support Services Schedule and discontinue use of the Products or (b) terminate the Support Services Schedule, elect to obtain Source Code pursuant to the Source Code Escrow Agreement, including knowledge transfer thereunder and pursuant to the Support Services Schedule, and thereafter continue to utilize the Products and the Source Code without payment of an exit fee. The parties agree that, in the event any of the contingencies set forth in this paragraph shall occur, or in the event Corillian files a voluntary petition for bankruptcy relief or an involuntary bankruptcy petition is filed against Corillian and an order for relief is entered, Client shall have all the rights and obligations provided to it under 11 U.S.C. Section 365(n).

11.3 In addition, except as otherwise expressly set forth herein, if Corillian commits a material breach of this Agreement, and such breach remains uncured thirty (30) days after Client has provided written notice thereof to Corillian, unless such breach is not capable of being cured within such thirty (30) day period, in which case such cure period shall be reasonably extended by Client, Client may, at its option (i) regardless of whether Client shall have previously received the Source Code pursuant to the Escrow Agreement, discontinue use of the Products, terminate this Agreement and cancel all obligations with respect to payment of custom engineering and implementation fees not previously incurred prior to notice of termination, and receive a refund of any license fees for applications not previously accepted and terminate the Support Services Schedule without payment of an exit fee and receive a pro-rata refund of fees paid thereunder; (ii) continue to use the Products with reductions in the License Fee and Support Services Fee as the parties may mutually agree shall be fair and equitable, or (iii) continue to use the Products, terminate the Support Services Schedule, receive a pro-rata refund of the Support Fees paid thereunder, pay Corillian an exit fee of $[ * ], or the amount owing under Section 13.2 of the Support Services Schedule, whichever is less and shall receive the Source Code pursuant to the Escrow Agreement, including the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option (i), Client shall return to Corillian all copies of the Source Code or certify the destruction thereof within 30 days of notice of termination and with regard to option (iii), regardless of whether Client shall have previously exercised its election to receive the Source Code, Corillian shall complete the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and under the Escrow Agreement, if it has not already done so, and until such completion shall continue to provide problem

----------------------

         * Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

         resolution services on a time and materials basis and Client shall pay the exit fee upon completion of knowledge transfer.

11.4     Notwithstanding the termination of this Agreement pursuant to Sections
         11.2 or 11.3, Client may not, under any circumstances, sell, disclose, assign, transfer in any way or dispose of the Products, any part or portion thereof, or the associated documentation, except as expressly permitted herein.

12.      AUTHORITY; COMPLIANCE WITH LAW

         Each Party represents and warrants that (i) it has the power and authority to enter into this Agreement and has taken all necessary corporate action to authorize its performance under this Agreement,
         (ii) this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of each such Party, enforceable in accordance with its terms, (iii) no consent or authorization of, filing with, or notice to any governmental authority is required in connection with its performance under this Agreement, and (iv) its entering into this Agreement or performance by it hereunder will not violate any federal, state or local licensing or other statute, rule or regulation, or any contractual obligation of such Party. Each Party agrees to comply in all material respects with all applicable laws, rules and regulations in connection with its activities under this Agreement. Without limiting the generality of the foregoing, Corillian represents and warrants that the Products, when implemented, will comply, or shall contain the functionality to permit Client to comply with all federal, state and local laws and regulations then applicable to the functionality of and services to be performed by the Products.

13.      ESSENTIAL PERSONNEL

         The Parties agree that the services of the following Corillian employees (individually, an "Essential Party" and collectively "Essential Parties") are essential to the satisfactory performance by Corillian of the services called for in the Product Schedule: Darrell Johnsrud, Stephen Schaefer, Terry Ishida and Jeff Grossman. The Parties further agree that if any Essential Party leaves the employ of Corillian prior to Client acceptance of all of the Products, as defined in the Product Schedule, for any reason or is unavailable to continue to support the performance of services called for herein, in the Product Schedule or Support Services Schedule, and if substitute individuals acceptable to Client are not available to continue within thirty (30) days, Client shall have the rights set forth in Section
         11.3 hereof.

14.      ARBITRATION

14.1 All disputes and controversies arising out of or in any way related to this Agreement, the Product Schedule and the Support Services Schedule shall be submitted to arbitration proceedings, which proceedings shall be conducted under the commercial rules then prevailing of the American Arbitration Association by a panel of three arbitrators. Corillian and Client shall modify the time schedules provided under such rules and shall use their best efforts to meet deadlines such that the arbitration is concluded within ninety (90) days following its initiation, or such other reasonable time as may be agreed by the parties. The decisions of the arbitrators shall be final and binding for all purposes on Corillian and Client and may be entered and enforced in any court of competent jurisdiction.

14.2 Both Corillian and Client acknowledge that important issues are at stake related to Corillian and Client's rights under this Agreement, the Product Schedule, the Escrow Agreement and the Support Services Schedule. Therefore, both Corillian and Client shall be entitled, at their discretion, to seek interim court relief, including, but not limited to, preliminary injunctive, emergency, specific performance, and other equitable relief without proof of monetary damages, by application to a court of competent jurisdiction. Corillian's and Client's agreement immediately above to submit to arbitration shall not preclude Corillian or Client from seeking such relief pending the outcome of arbitration.

15.      FORCE MAJEURE

         Neither Party shall be held liable for failure to fulfill its obligations hereunder if such failure is due to a natural calamity, act of government, or similar cause beyond the control of such Party. Notwithstanding the foregoing, unless agreed to in writing by the non-defaulting Party, any delay exceeding ninety (90) days shall be grounds for termination by the non-defaulting Party if such delay is not cured after thirty (30) days written notice of a Party's intent to terminate. Client's termination rights shall be governed by Section
         11.3 hereof.

16.      SEVERABILITY

         If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, that provision will be enforced to the maximum extent permissible and the remaining provisions of this Agreement will remain in full force and effect.

17.      NOTICES

         All notices, reports, instructions, requests, and other communications given under this Agreement shall be in writing and shall be deemed to have been given or made (i) if by mail, when received by certified mail, postage prepaid, return receipt requested; or (ii) if by facsimile, when sent by facsimile to the facsimile number set forth below with evidence of receipt by sender or (iii) if by courier, when received; provided, however, that either party may change its address or facsimile number for notices by providing notice to the other party of such change in the manner provided herein. Notices shall be directed to the following addresses or facsimile numbers:

             To Corillian:        Corillian Corporation
                                  3601 S.W. Murray Blvd., Suite 300
                                  Beaverton, OR 97005
                                  Telephone: (503) 627-0729
                                  Facsimile: (503) 641-5575
                                  Attention:      Thomas Brooke

             To Client:           Wachovia Operational Services Corporation
                                  ("Client")
                                  c/o Wachovia Bank, N.A.
                                  101 N. Cherry Street
                                  Winston-Salem, North Carolina 27102
                                  Telephone: (336) 735-5815
                                  Facsimile: (336) 735-5831
                                  Attention:      Digital Platform Manager
                                                  (Joanna Giacobbe)

18.      GENERAL GOVERNING LAW

         This Agreement shall be interpreted, construed and enforced under the laws of the State of New York without reference to its choice of law rules.

19.      PRESS RELEASES

         Upon acceptance of the Products in accordance with this Agreement, or at such earlier time as may be mutually agreed by the parties in writing, the parties may issue a mutually agreed to joint press release describing the Agreement and the provision of Products and services under the Product Schedule and Support Services Schedule. Neither party shall issue any other public statement or press release regarding this Agreement or the relationship of the parties without the prior written approval of the other. The terms of this Agreement shall in all respects be considered to be Confidential Information. In the event that either party is required by law to make any public statement or to otherwise disclose the terms of this Agreement, that party agrees to provide reasonable notice of such disclosure and to provide a copy of the content of such disclosure a reasonable time prior to the time such disclosure shall be made.

20.      GENERAL

20.1 The failure at any time by either Party to enforce, or to exercise any election under, any provision of this Agreement will not be construed as a waiver of such provision or election, or in any way as affecting the validity of this Agreement or any part thereof, or the right of such Party thereafter to enforce, or to exercise any election under, each and every provision of this Agreement.

20.2 This Agreement shall inure to the benefit of, and be binding upon, the Parties hereto and their permitted successors and assigns.

         Corillian and Client acknowledge and agree that all rights and benefits of and duties owing to Client under this Agreement shall also be deemed to be rights and benefits of and duties owing to Client Affiliates, provided that such Affiliates have agreed in writing to be bound by the terms of this Agreement.

20.3 No amendment of this Agreement shall be binding unless it is in writing and signed by both Parties.

20.4 This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

20.5 This Agreement does not create, and shall not be construed to create, any joint venture or partnership between the Parties. No officer, employee, agent, servant or independent contractor of either Party shall be at any time be deemed to be an employee, servant, agent or contractor of the other Party for any purpose. The Parties are independent contractors, not employees, agents or representatives of each other. Neither Party has the right to bind the other to any agreement except as may be specifically provided herein.

20.6 Except to the extent such remedies are expressly stated to be exclusive, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. The election of any one remedy by a Party shall not be deemed to constitute a waiver of the right to pursue other available remedies.

20.7 In the event of any dispute arising out of the subject matter of this Agreement, the prevailing Party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and court costs incurred in arbitrating or litigating such dispute.

20.8 This Agreement, the Product Schedule, the Escrow Agreement and the Support Services Schedule constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior discussions, negotiations, communications and agreements, oral or written, relating to the subject matter hereof.

         Each Party represents that it has read this Agreement, understands its terms and conditions and agrees to be bound by the Agreement, and that the person signing on behalf of each such Party is duly authorized to sign the Agreement on behalf of the Party for which s/he signs and to bind that Party to the terms and conditions of the Agreement.

Wachovia Operational Services Corporation        Corillian Corporation
("Client")

Date:     12/22/99                               Date:        12/23/99
     --------------------------------------           --------------------------

By:       /s/                                    By:       /s/ Kirk Wright
    ---------------------------------------          ---------------------------
                                                     Kirk Wright, President

                              CORILLIAN CORPORATION
                            VOYAGER PRODUCT SCHEDULE

Effective Date: December 21, 1999

Wachovia Operational Services           Corillian Corporation ("Corillian")
Corporation ("Client")                  3601 SW Murray Blvd., Suite 300
809 W. 41/2Street.                      Beaverton, Oregon 97005
Winston-Salem, North Carolina  27150    (503) 627-0729
                                        FAX (503) 641-5575

Corillian Corporation ("Corillian"), an Oregon corporation, and Client agree that this Voyager Product Schedule (the "Product Schedule") shall be incorporated into and made subject to the provisions of the Corillian Voyager License Agreement (the "Agreement") as of the effective date set forth above.

1.       PRODUCTS

The following products, as modified for Client's use, have been licensed to Client pursuant to the Agreement:

              Voyager 2.4 Transaction Processing System/Control Center
              1.0.2 OFX Banking & Bill Payment
              V-Bill Presentment 2.6
              Small Business 1.0
              Target Marketing 1.0

Each of the foregoing is referred to as a "Component". The foregoing Components together with any applications, custom engineering items or deliverables, scripts, templates or other software created by Corillian in the course of performing implementation or other professional services for Client as well as all product documentation, if any, in electronic or hard copy formats, all related technical information, and all updates and enhancements thereto are collectively referred to as the "Products." In addition, the term "Products" shall include the Source Code, as defined in the Agreement.

2.       FEATURES AND FUNCTIONS

The Products shall have the features and functions and be installed in accordance with the Project Deliverables Schedule, attached hereto as Exhibit
1. With regard to any Phase 2 or later Component of the Products, unless otherwise agreed, the features and functions set forth on Exhibit 1 shall be minimum features and functions. Such Components shall have at least the features and functions set forth on Exhibit 1, and the features and functions of the previous version of such Component, unless otherwise agreed by the parties, and shall have such other or additional features and functions as may be mutually agreed by the parties.

3.       BILL PAYMENT PROCESSING

The Voyager system, and any related or later custom engineering deliverables, will acquire bill payment instructions from Client's customers and forward the electronic payment instructions to Client's bill pay system for processing and payment. Client shall provide all appropriate infrastructure and support agreements for bill payment. Bill Payment functionality is included in this agreement based on Client's selection of a standard implementation to CheckFree for bill pay processing.

4.       OFX SPECIFICATION AND CERTIFICATION

Corillian's Voyager OFX product has been designed to meet OFX specification version 1.0.2 as distributed by the Open Financial Exchange committee. Corillian is not responsible for any changes to the OFX specification and transaction set. Corillian will make its best effort to accommodate changes to the OFX specifications, including adoption of IFX, XML or other data specifications, that may be distributed by the OFX standards committee, Corillian will support subsequent versions of OFX, or versions of IFX or XML, which are required to support banking and bill pay transactions in subsequent commercial releases of Microsoft Money(R) and Quicken(R). Corillian shall not be held responsible for any delays caused by any change to such specifications unless Corillian does not exercise due diligence to accommodate such changes.

A third party certification company shall be authorized to perform OFX certifications by the OFX alliance companies (CheckFree, Intuit and Microsoft.) Corillian shall not be held responsible for any delays or missed delivery dates by a third party unless and to the extent Corillian has contributed to such delays or missed delivery dates.

5.       INSTALLATION AND CONFIGURATION

         5.1 The Products shall be installed and configured by Wachovia, with the assistance or supervision of Corillian, or its agents.

         5.2 Client shall make available computer equipment and software configurations approved by Corillian as adequate to facilitate the installation and implementation of the Products.

         5.3 Installation of Product Components shall be in accordance with the Project Deliverables Schedule, which is attached hereto as
                  Exhibit 1, and according to such time frames as may be mutually agreed by the parties.

         5.4 Client agrees to install, with Corillian's assistance, all product updates, which support the features and functions described in Exhibit 1.

6.       TRAINING SERVICES

Corillian shall provide the following training services at Client's location as a part of the total project cost:

- One-day, instructor-led training, in the use of Control Center for customer service supervisors and one-half day for customer service and call center employees.

- One-day, instructor-led training in the use of Marketing Center for individuals who will be responsible for planning and executing targeted marketing campaigns delivered to electronic banking customers.

- One-day, instructor-led training, for individuals who will be responsible for establishing, monitoring, and troubleshooting daily bill pay processing runs.

- One-half day, instructor-led training, for individuals will be responsible for post-run bill pay reconciliation.

- One day classroom presentation of the system architecture of all Voyager components, their functions and configuration, tuning and debug parameters. The training will identify how each type of customer (Client internal (i.e., Call Center), external web-based / PFM) executes all the various transaction types through the system. This training will cover the troubleshooting tools and methodologies that will be used to support the Voyager components.

7.       ACCEPTANCE CRITERIA

         7.1 The Parties contemplate that the installation of different Components and custom engineering deliverables will be completed at different times. The following are the conditions that must be fulfilled prior to acceptance by Client of a Component of the Products or a custom engineering deliverable:

                  7.1.1 Installation evidenced by host connectivity and access to account data.

                  7.1.2 The Component or custom engineering deliverable contains the features and successfully performs the functions described in Exhibit 1; provided however that any function not enabled due to the inability of client to provide in a timely fashion support, equipment, software, infrastructure or third-party authorization necessary for Corillian to implement such function shall be considered implemented for purposes of acceptance hereunder. Notwithstanding any such acceptance, Corillian agrees to complete the implementation as provided in the Agreements, based on a delivery schedule to be mutually agreed upon by the parties, once Client provides the necessary support, equipment, software, infrastructure or third-party authorization.

                  7.1.3 Completion of User Acceptance Testing, the procedures and time frames for which shall be as mutually agreed by the parties.

                  7.1.4 Delivery of a clean installation program and a clean installation.

                  7.1.5 Delivery of acceptable hardware configuration and product support documentation sufficient to allow Client to operate the Products on a day to day basis.

         7.2 Acceptance of a Component or custom engineering deliverable shall be evidenced by (a) Client executing a document substantially in the form of Exhibit 2 attached hereto, or (b) commercial release of any feature or function described in
                  Exhibit 1 for use by Client's customers, whichever is earlier.

         7.3 In the event that all of the Phase 1 Core Components or custom engineering deliverables are not accepted, Client may, upon fifteen (15) days notice to Corillian terminate this Agreement, the License Agreement and the Support Services Schedule without payment of any exit fee thereunder and receive a refund of all fees paid pursuant to Section 11 hereof, excluding expenses and fees for implementation and custom engineering work incurred prior to such notice, and of the Support Fees paid pursuant to Section 2 of the Support Services Schedule.

         7.4 In the event that all of the Phase 2 Components or Phase 2 or Phase 3 custom engineering deliverables are not accepted, Client may, at its option (i) regardless of whether Client shall have previously received Source Code pursuant to the Escrow Agreement, discontinue use of the Products, terminate this Agreement and cancel all obligations with respect to payment of custom engineering and implementation fees not previously incurred prior to notice of termination, and receive a refund of any license fees for applications not previously accepted and terminate the Support Services Schedule without payment of an exit fee and receive a pro-rata refund of fees paid thereunder; (ii) Client may continue to use the Products with reductions in the License Fee and Support Services Fee as the parties may mutually agree shall be fair and equitable, or (iii) continue to use the Products, terminate the Support Services Schedule, receive a pro-rata refund of the Support Fees paid thereunder, pay Corillian an exit fee of $[ * ], or the

-------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                  amount owing under Section 13.2 of the Support Services Schedule, whichever is less, and shall receive the Source Code pursuant to the Escrow Agreement, including the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option (i), Client shall return to Corillian all copies of the Source Code or certify the destruction thereof within 30 days of notice of termination and with regard to option (iii), Corillian shall complete the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and under the Escrow Agreement, if it has not already done so, and until such completion shall continue to provide problem resolution services on a time and materials basis and Client shall pay the exit fee upon completion of knowledge transfer.

8.       DELAYS IN PROJECT DELIVERABLE SCHEDULE

         8.1 In the event that Corillian shall solely cause any of the following events to be delayed by more than thirty (30) days from the date agreed to as set forth in Section 8.1.1 below, Client may, upon fifteen (15) days notice to Corillian terminate this Agreement, the License Agreement and the Support Services Schedule without payment of any exit fee thereunder and receive a refund of all fees paid pursuant to
                  Section 11 hereof, excluding expenses and fees for implementation and custom engineering work incurred prior to such notice , and the Support Fees paid pursuant to Section 2 of the Support Services Schedule:

                  (a) Completion of User Acceptance Testing for Phase 1 Core Components or custom engineering deliverables

                  (b) Commencement of Employee Pilot for Phase 1 Core Components or custom engineering deliverables

                  (c) Production Release of the Phase 1 Core Components and custom engineering deliverables for Use by Client Customers

                  8.1.1 For purposes of determining the application of remedies in paragraph 8.1, the parties will develop a mutually agreed to Project Plan for Phase 1 Core Component Deliverables and custom engineering deliverables, which shall be made an addendum to the Product Schedule. Any delay in the Project Plan for Phase 1 Core Components and custom engineering deliverables which is attributable to or results from
                           (i) changes to the Phase 1 Core Components or custom engineering deliverables requirements made by Client that the parties agree in advance will have the effect of extending the project schedule, (ii) the acts or omissions of Client, Client's customers, employees, consultants, contractors, or other third-party vendors, (iii) are mutually agreed to by the parties, or (iv) are not otherwise within the reasonable control of Corillian shall not be considered to be solely caused by Corillian.

                  8.1.2 Specifically with respect to the OFX Component, the application of remedies in Section 8,1 shall only apply to a delay solely caused by Corillian in the date for submission of the Component to Microsoft and Intuit for OFX certification and testing, as provided in the Project Plan.

         8.2 Corillian agrees to use its best efforts to implement all Phase 2 Components and Phase 2 and Phase 3 custom engineering deliverables. In the event that Corillian shall solely cause the production release of the Phase 2 Components or Phase 2 or Phase 3 custom engineering deliverables to be delayed for more than thirty (30) days beyond the end of the

        [ * ], Corillian agrees to pay Client a penalty of $[ * ] for every additional month of delay up to a maximum penalty of $[ * ]. In the event that Corillian is unable to implement all Phase 2 Components and Phase 2 and Phase 3 custom engineering deliverables by the end of [ * ] despite its best efforts, then Client may, at its option (i) regardless of whether Client shall have previously received the Source Code pursuant to the Escrow Agreement, discontinue use of the Products, terminate this Agreement and receive a refund of all custom engineering and implementation fees not previously incurred prior to notice of termination, together with refund of any license fees for applications not previously accepted and terminate the Support Services Schedule without payment of an exit fee and receive a pro-rata refund of fees paid thereunder; (ii) Client may continue to use the Products with reductions in the License Fee and Support Services Fee as the parties may mutually agree shall be fair and equitable, or (iii) continue to use the Products, terminate the Support Services Schedule, receive a pro-rata refund of the Support Fees paid thereunder, pay Corillian an exit fee of $[ * ], or the amount owing under Section 13.2 of the Support Services Schedule, whichever is less and shall receive the Source Code pursuant to the Escrow Agreement, including the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option (i), Client shall return to Corillian all copies of the Source Code or certify the destruction thereof within 30 days of notice of termination and with regard to option (iii), Corillian shall complete the knowledge transfer obligation specified in Section 11 of the Support Services Schedule and under the Escrow Agreement, if it has not already done so, and until such completion shall continue to provide problem resolution services on a time and materials basis and Client shall pay the exit fee upon completion of knowledge transfer.

                  8.2.1 Any delay in the production release of Phase 2 or Phase 3 Components which is attributable to or results from (i) changes to the Phase 2 or Phase 3 requirements made by Client that the parties agree in advance shall have the effect of extending the project schedule, (ii) the acts or omissions of Client, Client's customers, employees, consultants, contractors, or other third-party vendors, (iii) are mutually agreed to by the parties, or (iv) are not otherwise within the reasonable control of Corillian shall not be considered to be solely caused by Corillian.

9.       CANCELLATION OF PHASE 2 AND PHASE 3

Up to thirty (30) days after acceptance of all Phase 1 Components and custom engineering deliverables, Client may cancel Phase 2 and/or Phase 3 without cause. Cancellation relieves both Corillian and Client of their respective obligations to one another for Phase 2 and Phase 3 deliverables but does not in any way effect the parties' rights and continued obligations with respect to Phase 1 deliverables as provided herein, in the Voyager License Agreement and Support Services Schedule.

10.      SOFTWARE MAINTENANCE AND SUPPORT SERVICES

Software maintenance and support services for the Products shall be provided in accordance with the Voyager Support Services Schedule attached hereto which is incorporated into, and subject to the terms, of the Agreement.

-------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

11.      FEES AND EXPENSES

         11.1 INITIAL LICENSE AND IMPLEMENTATION FEES AND EXPENSES. The following are the license and implementation fees for the products and services described herein:

                  1.       Voyager 2.4/Control Center License                         $[ * ]
                  2.       OFX  License                                               $[ * ]
                  3.       Implementation Services                                    $[ * ]
                  4.       Custom Engineering                                        $[ * ]*
                           Total

11.2     Phase 2 License, Custom Engineering and Implementation Fees

                  1.       V-Bill Presentment Application License                     $[ * ]
                  2.       Small Business Application License                         $[ * ]
                  3.       Direct Marketing Application License                       $[ * ]
                  4.       Implementation Services                                    $[ * ]
                  5.       Custom Engineering                                        $[ * ]*
                           Total

11.3     Phase 3 Custom Engineering Fees

                  1.       Custom Engineering                                        $[ * ]*

                           Total                                                      $[ * ]

         *The custom engineering items are an estimate only based on a time and material basis at $1,500/day, but shall not exceed the quoted estimate unless the provision of services covering such work as described within
         Exhibit 1 shall change by mutual agreement of the parties.

                  In addition to the fees described above, Client shall pay Corillian its reasonable out-of-pocket expenses incurred in connection with implementation and training including, but not limited to, air travel, local transportation, hotel rooms, meal expenses and communication costs, provided, however, that all Corillian travel shall be first approved by a designated Wachovia Project Manager and that all other expenses conform to mutually acceptable guidelines to be developed by the parties.

         Any amounts previously paid by Client pursuant to a Proof of Concept Agreement or a Professional Services Agreement shall be credited toward the Phase 1 payment set forth above.

         11.4 PAYMENT OF LICENSE, CUSTOM ENGINEERING AND IMPLEMENTATION FEES AND EXPENSES.

                  11.4.1 Phase 1: One-hundred percent (100%) of the license fee associated with Voyager 2.4 l shall be paid upon execution of this Agreement, one-hundred percent (100%) of the OFX license fees shall be paid upon acceptance by Client or commercial release for use by Client's customers of the same. Fees associated with custom engineering, implementation, as well as Corillian's expenses, shall be paid on an as incurred monthly basis.

                  11.4.2 Phase 2: , One-hundred percent (100%) of the V-Bill Presentment, Small Business and Direct Marketing application license fees shall be paid upon

-------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                           acceptance by Client or commercial release for use by Client's customers of the same. Phase 2 Product Components Fees associated with custom engineering, implementation, as well as Corillian's expenses, shall be paid on an as incurred monthly basis.

                  11.4.3 Phase 3: Fees associated with custom engineering, implementation, as well as Corillian's expenses, shall be paid on an as incurred monthly basis.,

                  11.4.4 Client agrees to pay Corillian all fees due within 30 days of receipt of invoice.

11.5 RECURRING FEES. Client shall pay the following recurring fees: An annual maintenance as set forth in the Voyager Support Services Schedule beginning January 1, 2001, as more particularly set forth therein.

Each party represents that it has read this Product Schedule, understands its provisions and that the Product Schedule is a part of the Agreement, and that the person signing the Product Schedule on behalf of each party is authorized to do so.


Wachovia Operational Services            Corillian Corporation
Corporation

DATE:                                    DATE:
              12/22/99                                  12/23/99
------------------------------           -----------------------------------

BY:                                      BY:
              /s/                                     /s/ Kirk Wright
------------------------------           -----------------------------------
                                         Kirk Wright, President

                                                                          Prism
                                                    Phase One Solution Overview
                                                          Version 1.8 12/2/1999
-------------------------------------------------------------------------------
PHASE ONE - SOLUTION OVERVIEW
The Prism Phase One/"Day 1" release will essentially be core Voyager retail/consumer banking, bill pay (via CheckFree) and OFX functionality with a sign-on/authentication and enrollment solution based on Prism's Directory Services infrastructure (design details yet to be determined by Prism; current understanding is that Prism's single sign-on solution will redirect to our server extension for Voyager sign-on and assumes Prism's solution for handling ID of "customer" and "account" will seamlessly integrate with current Voyager customer relationship/association design).

HTML SIGN-ON & ENROLLMENT

Corillian to deliver client layer/HTML to be integrated with Prism Directory Services solution.

 -  Sign-On
 -  Enroll Existing
 -  Enroll New
 -  Manual Enroll
 -  Password Change

HTML BANKING

-Designed for / supports browsers of version 4.0 or higher (IE, Netscape, AOL), 128 bit encryption.

-------------------------------------------------------------------------------------------------------------------
                                         CORE OR
 FUNCTIONALITY/DELIVERABLE               CUSTOM        DEFINITION AND/OR NOTES
-------------------------------------------------------------------------------------------------------------------
 a.       ACCOUNT BALANCES /SUMMARY      Core          - DDA (Checking, Savings, Money Market), TDA (CDs),
                                                       Brokerage, Line Of Credit, Installment Loans, Credit Cards
                                         Custom        - [*]

-------------------------------------------------------------------------------------------------------------------
 b.      ACCOUNT DETAIL / HISTORY        Core          -For all Accounts listed within "Account Balances" except
                                                       Brokerage, Installment Loans and CDs
                                         Custom        - [*]
-------------------------------------------------------------------------------------------------------------------
 c.       EDIT ACCOUNT NAME (NICKNAME)   Custom        [*]
-------------------------------------------------------------------------------------------------------------------
 d.       FUNDS TRANSFER                 Core          -Will provide ability for cust. to transfer funds within any account within their profile within the same bank
                                                       (intra-profile); single, recurring, same day (assumes day is bank processing day), future dated
                                         Custom        -[*]
-------------------------------------------------------------------------------------------------------------------
 e.       FUNDS TRANSFER CONSOLIDATED    Custom        -[*]
          VIEW
-------------------------------------------------------------------------------------------------------------------
 f.       FUNDS TRANSFER - MODIFY        Core          -View pending, modify "from," "to," "date", "amount,"
          PENDING                        Custom        - [*]
-------------------------------------------------------------------------------------------------------------------
 g.       FUNDS TRANSFER -               Custom        -[*]
          CONFIRMATION "CHILD WINDOWS"
-------------------------------------------------------------------------------------------------------------------
 h.       FREQUENTLY ASKED QUESTIONS     Core          Prism DFS to provide content
          (FAQS) PAGE
-------------------------------------------------------------------------------------------------------------------
 i.       TERMS & CONDITIONS PAGE        Core          Prism Legal, Compliance & Marketing to provide content
-------------------------------------------------------------------------------------------------------------------
 j.       SECURITY INFORMATION PAGE      Core          Prism DFS to provide content
-------------------------------------------------------------------------------------------------------------------

[*] Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.
--------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------------------------
 k.       CUSTOMER SERVICE CENTER        Core          BROADCAST MESSAGING
                                                       Provide CSRs with broadcast message  capability (same message goes to all IB custs.)
                                                       SECURE MESSAGES (TO VOYAGER ONLY)
                                                           1.   "change personal info."
                                                           2.   "request a copy of a check"
                                                           3.   "credit line increase"
                                                           4.   "bill pay research inquiry"
                                                           5.   "customer free form email"
                                                           6.   "dispute transactions"
                                                           7.   non-authenticated customer "open new account"
                                                       SECURE TRANSACTIONS (TO MAINFRAME)
                                                       Corillian to deliver client layer, which is dependent upon
                                                       Prism delivery of host/mainframe transactions
                                                           1.   "change password"
                                                           2.   "stop payment"
                                                           3.   "reorder checks"
                                                           4.   "change email address"
                                                           5.   "update bill pay enroll"
                                                       ALERTS
                                                           1.   "New Messages"
                                                           2.   "NSF on Bill Payment"
                                                           3.   "NSF on Recurring Transfer"
-------------------------------------------------------------------------------------------------------------------

HTML BILL PAY

-------------------------------------------------------------------------------------------------------------------
                                         CORE OR
 FUNCTIONALITY/DELIVERABLE               CUSTOM        DEFINITION AND/OR NOTES
-------------------------------------------------------------------------------------------------------------------
 a.       PROVIDER = CHECKFREE           Custom        -[*]
-------------------------------------------------------------------------------------------------------------------
 b.       ENROLLMENT                     Custom        [*]
-------------------------------------------------------------------------------------------------------------------
 c.       PAYEE & PAYMENT MANAGEMENT     Core          -Add, delete, activate, archive payees
                                         Custom        - [*]
-------------------------------------------------------------------------------------------------------------------
 d.       PAYEE & PAYMENT  HISTORY                     With table sorting
-------------------------------------------------------------------------------------------------------------------
 e.       "INSTANCES OF MULTIPLE         Custom        [*]
          PAYEES" NOTIFICATION
-------------------------------------------------------------------------------------------------------------------
 f.       CANCEL BILL PAY                Core
-------------------------------------------------------------------------------------------------------------------
 g.       CONFIRMATION "CHILD WINDOWS"   Custom        -[*]
-------------------------------------------------------------------------------------------------------------------

[*] Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.
--------------------------------------------------------------------------------

OFX

-------------------------------------------------------------------------------------------------------------------
                                         CORE OR
 FUNCTIONALITY/DELIVERABLE               CUSTOM        DEFINITION AND/OR NOTES
-------------------------------------------------------------------------------------------------------------------
 a.       FINANCIAL INSTITUTION PROFILE  Core
-------------------------------------------------------------------------------------------------------------------
 b.       ACCOUNT INFO. REQUEST          Core          -Same as HTML Balances/Summary
-------------------------------------------------------------------------------------------------------------------
 c.       STATEMENT REQUEST              Core          -Same as HTML Detail/History
                                         Custom        -[*]
-------------------------------------------------------------------------------------------------------------------
 d.       FUNDS TRANSFER                 Core          Will provide ability for customer to transfer funds within any account within their profile within the same bank
                                                       (intra-profile)
                                         Custom        -[*]
-------------------------------------------------------------------------------------------------------------------
 e.       BILL PAYEE & PAYMENT           Core
          MANAGEMENT
-------------------------------------------------------------------------------------------------------------------

CONTROL CENTER BACK-OFFICE TRACKING & REPORTING

-------------------------------------------------------------------------------------------------------------------
                                         CORE OR
 FUNCTIONALITY/DELIVERABLE               CUSTOM        DEFINITION AND/OR NOTES
-------------------------------------------------------------------------------------------------------------------
 a.       REPORT CENTER                  Core          i        Bill Pay Reports
                                                       ii       Unfunded Payments
                                                       iii      Paid Payments
                                                       iv       New Customers
                                                       v        Total Customers
                                                       vi       Total Sessions
                                                       vii      New vs. Total
                                                       viii     Session Statistics
                                                       ix       Total Transactions
                                                       x        Transactions by Group
                                                       xi       Unsuccessful Transactions
                                                       xii      Report Groups
                                                       xiii     Summary Status
-------------------------------------------------------------------------------------------------------------------
 b.       RELATIONSHIP CENTER            Core          i        Customer Support Screens
                                                       ii       Agent Support Cases
                                                       iii      Agent Alert
                                                       iv       Monitored Transactions
-------------------------------------------------------------------------------------------------------------------
 c.       WORKFLOW                       Core          i        Agent Management
                                                       ii       Case Management
                                                       iii      Case Detail Report
                                                       iv       Bill Pay Fees
                                                       v        Message Types
                                                       vi       Case Statuses
                                                       vii      Case Dispositions
-------------------------------------------------------------------------------------------------------------------
 d.       SYSTEM SET UP                  Core          i        PIN Change
                                                       ii       Edit System Users
                                                       iii      Add System User
                                                       iv       Delete System Users
                                                       v        View User Permissions
                                                       vi       View Users by Permissions
                                                       vii      Modify Permission Definitions
                                                       viii     Add Permission Definition
                                                       ix       User Monitor
                                                       x        Audit Log
                                                       xi       Scheduled Tasks
-------------------------------------------------------------------------------------------------------------------
 e.       BROADCAST SECURE MESSAGING     Custom        -[*]
-------------------------------------------------------------------------------------------------------------------
 f.       NON-AUTHENTICATED CUSTOMER     Custom        -[*]
          SECURE MESSAGING
-------------------------------------------------------------------------------------------------------------------

[*] Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.
--------------------------------------------------------------------------------

[*] DATABASE CONVERSION/MIGRATION (CUSTOM)

To convert from Prism's current online banking and bill pay system [*] to the Corillian Voyager Internet banking platform (SIS), Corillian will:
 -  [*]
 -  [*]
 -  [*]

VOYAGER PLATFORM

      PRISM         VOYAGER       GENERAL
                    VERSION     AVAILABILITY               KEY FEATURE ADDS
                                    DATE
----------------------------------------------------------------------------------
      DAY 1          2.4*        [ * ]            -   Cluster support for the TRB
                                                  -   TP & TRB counters
                                                  -   SNMP support
                                                  -   Scheduled transfers
                                                  -   CheckFree SIS compatibility
                                                  -   Batch payments

  *Release of SIS will be on the current database schema. An upgrade to the new database schema will occur at a later date.

[*] Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.
--------------------------------------------------------------------------------

                                                                PRISM
                              Phase Two - Future/Planned Enhancements
                                             Version 1.9   12/13/1999
----------------------------------------------------------------------

------------------------------ -----------------------------------------------------------------------


PHASE TWO - FUTURE/PLANNED ENHANCEMENTS

REQUIREMENT              CORE OR      OWNER      ENG DAYS       TIMEFRAME       CUSTOMER EXPERIENCE
                         CUSTOM
------------------------ ------------ ---------- -------------- --------------- ----------------------
[CUSTOMIZED FINANCIAL    Custom       Milind     3 person       [ * ]             1. ad manager out to
PORTAL]                               Pandit     months for                     portal
                                                 proto-type
                                                 in-house                       2. from portal app
                                                 solution                       to ad manager





































------------------------ ------------ ---------- -------------- --------------- ----------------------
TARGETED MARKETING       Core         N/A        N/A            [ * ]             [Bank's customer -
                                                                                surveys,
                         Custom       Milind     3 person                       questionnaires;
                                      Pandit     months of                      bank's marketing
                                                 custom work                    group: better
                                                                                message cataloging,
                                                                                integrated
                                                                                presentation of
                                                                                campaign
                                                                                construction and
                                                                                campaign
                                                                                effectiveness/net
                                                                                marketing
                                                                                contribution;
                                                                                enriched campaign
                                                                                rules]
------------------------ ------------ ---------- -------------- --------------- ----------------------


REQUIREMENT              CORILLIAN DESIGN APPROACH &        PRISM TECHNICAL IMPACT &
                         CONSIDERATIONS                     CONSIDERATIONS
------------------------ ---------------------------------- ----------------------------------
[CUSTOMIZED FINANCIAL    [Current strategy is to partner    [Server requirements for the
PORTAL]                  with either Vignette or            personalization engine]
                         Broadvision; on a parallel
                         track, begin prototyping inhouse
                         solution in concert with Steve
                         Allaway.


                         1. We will establish a secure
                         interface using either COM or
                         sockets that will publish customer
                         indicator data upon query from a
                         portal application.


                         2. We will establish an interface that
                         will accept a COM or DNAss object
                         from a portal app to process as a
                         customer indicator within ad
                         manager.]
------------------------ ---------------------------------- ----------------------------------
TARGETED MARKETING       [Creation of "events" to track     [Larger demands on database
                         activity and profitability of      server; training to use new tool
                         the entire marketing campaign;     to add their own indicators (if
                         separation of Marketing Center     desired); possible large effort
                         from Control Center; make/buy      to upgrade this release.]
                         tool to ease bank's ability to
                         add new indicators without
                         calling on Professional
                         Services; more robust data
                         mining support.

                         "Events" could become a shared
                         technology with a
                         personalization solution.]


------------------------ ---------------------------------- ----------------------------------


                                       1


REQUIREMENT              CORE OR      OWNER      ENG DAYS       TIMEFRAME       CUSTOMER EXPERIENCE
                         CUSTOM
------------------------ ------------ ---------- -------------- --------------- ----------------------

SMALL BUSINESS           Core         N/A        N/A                            [-Security by
                                                                                status/service/page/com
                         Custom       Pete       50                             pany/account
                                      McEvoy                                    -onUs stripping
                                                                                -transaction approval -
                                                                                workflow
                                                                                -menu driven]





------------------------ ------------ ---------- -------------- --------------- ----------------------
[SPECIAL `WELCOME' FOR   Custom       Mike       4                              [User signs on. If
"PROSTRATEGY"                         Leach                                     they meet the
CUSTOMERS.]                                                                     criteria for being a
                                      Milind     If                             pro strategy
                                      Pandit     integrated                     customer, a special
                                                 w/ Marketing                   welcome HTML page is
                                                 Center, 2                      displayed, possibly
                                                 weeks of                       with personalized
                                                 custom work                    offers or news.]
------------------------ ------------ ---------- -------------- --------------- ----------------------
[ABILITY TO NOTIFY       Custom       Mike       6                              [When a "Pro
"PROSTRATEGY" PERSONAL                Leach                                     Strategy" user opens
BANKERS OF `OPEN NEW                                                            a new account or
ACCOUNT' AND `ADD A                   Milind     If                             adds a service, a
SERVICE' CUSTOMER                     Pandit     integrated                     secure message is
ACTIVITY].                                       w/ Marketing                   transparently sent
                                                 Center, 2                      to the users
                                                 weeks of                       Personal Banker.
                                                 custom work                    Content of message
                                                                                describes transaction
                                                                                activity.]
------------------------ ------------ ---------- -------------- --------------- ----------------------
[ALERTS; ABILITY TO      Either       Milind     2 person       [ * ]             [Users receive
INTERFACE WITH AND       Core         Pandit     weeks of                       alerts of critical
DISPLAY ALERTS COMING    or Custom               custom work                    events, either by
FROM LEGACY SYSTEMS                                                             e-mail,
AND PERSONALIZATION                                                             telephone/pager, or
ENGINE.]                                                                        upon login]


------------------------ ------------ ---------- -------------- --------------- ----------------------



REQUIREMENT              CORILLIAN DESIGN APPROACH &        PRISM TECHNICAL IMPACT &
                         CONSIDERATIONS                     CONSIDERATIONS
------------------------ ---------------------------------- ----------------------------------

SMALL BUSINESS          -[Account aggregation through sql  -[user training
                         profile                           -enrollment/authentication
                        -Authentication against host for   -portal connections]
                        access and against db for profile
                        -transaction approval through
                        com object
                        -secure message where no
                        transactions are available
                        -realtime transactions to
                        loan/investment/credit card.
                        -workflow through sql database
                        w/ com interface]
----------------------  ---------------------------------- ----------------------------------
[SPECIAL `WELCOME' FOR  [Modify Host Interface Profile     [Modifying Profile transaction
"PROSTRATEGY"           transaction to return strategy     during day 1 development will
CUSTOMERS.]             code. Client DHTML checks          lessen long term development and
                        strategy code at signon for        testing resource needs].
                        conditional branching.]


* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

----------------------- ---------------------------------- ----------------------------------
[ABILITY TO NOTIFY      [Can be via secure message or      [Prism will have to make
"PROSTRATEGY" PERSONAL  email (as long as no customer      demographic determinations
BANKERS OF `OPEN NEW    sensitive data is being passed).   during enrollment for Voyager to
ACCOUNT' AND `ADD A     Dependency on strategy code        send messages to Personal
SERVICE' CUSTOMER       defined above. Conditional         Bankers re: enrollment activity.]
ACTIVITY].              branch sends secure message to
                        PB before displaying special
                        welcome.]




----------------------- ---------------------------------- ----------------------------------
[ALERTS; ABILITY TO     [A general "event" construct       [Need to aggregate information
INTERFACE WITH AND      that once triggered, routes        from diverse sources (for stock
DISPLAY ALERTS COMING   messages, aggregates statistics,   quotes, etc.) Larger demands on
FROM LEGACY SYSTEMS     optionally captures cost           database server; training to use
AND PERSONALIZATION     drivers. Need to consider          new tool to add their own
ENGINE.]                "rules" UI for specifying          indicators (if desired);
                        alerts.]                           possible large effort to upgrade
                                                           this release.]
----------------------- ---------------------------------- ----------------------------------


                                       2


REQUIREMENT              CORE OR      OWNER      ENG DAYS       TIMEFRAME       CUSTOMER EXPERIENCE
                         CUSTOM
------------------------ ------------ ---------- -------------- --------------- ----------------------

[INTRAPROFILE/INTERSTATE Custom       Mike       12                             [Accounts from
TRANSFERS]                            Leach                                     Wachovia banks in
                                                                                other states are
                                                                                made available as
                                                                                transfer to and from
                                                                                accounts.]
------------------------ ------------ ---------- -------------- --------------- ----------------------
[INTERBANK VIA ACH       Custom       Mike       30                             [TBD. Best case:
WITH PRENOTE]                         Leach                                     User enters outside
                                                                                bank account
                                                                                information. Has
                                                                                transfer to and from
                                                                                capability. Pre-note
                                                                                authentication may
                                                                                be necessary.]

------------------------ ------------ ---------- -------------- --------------- ----------------------
[PAY WACHOVIA BILLS      Custom       Mike       27                             TBD
WITH A NON-WACHOVIA                   Leach
ACCOUNT, VIA ACH, WITH
PRENOTE]

------------------------ ------------ ---------- -------------- --------------- ----------------------
[PAY WACHOVIA CREDIT     Custom       Mike       27                             TBD
CARD WITH NON-WACHOVIA                Leach
ACCOUNT, VIA ACH, WITH
PRENOTE]

------------------------ ------------ ---------- -------------- --------------- ----------------------
[BILL PAY CALENDAR]      Custom       Mike       15                             [User selects
                                      Leach                                     pending payments
                                                                                link from menu. A
                                                                                calendar displays
                                                                                1-3 months of dates
                                                                                with pending payment
                                                                                data within relevant
                                                                                cells. Cell info is
                                                                                hyperlinked to
                                                                                payment details.]
------------------------ ------------ ---------- -------------- --------------- ----------------------


REQUIREMENT              CORILLIAN DESIGN APPROACH &        PRISM TECHNICAL IMPACT &
                         CONSIDERATIONS                     CONSIDERATIONS
------------------------ ---------------------------------- ----------------------------------

[INTRAPROFILE/INTERSTATE [Dependency on receiving bank      [Provide all info necessary from
TRANSFERS]               routing numbers from host          host to Voyager to execute
                         account transaction (already       transaction.]
                         designed, needs to be
                         implemented).]

----------------------- ---------------------------------- ----------------------------------
[INTERBANK VIA ACH      [Need pre-note authorization       [TBD. If pre note required, then
WITH PRENOTE]           before allowing ACH? Legal or      Voyager would need host driven
                        liability issues? Minor change     data to determine if an ACH has
                        to UI for FI routing #. Host       been approved.]
                        needs holding account for ACH.
                        If no realtime capability from
                        host or Clearinghouse then batch
                        with executive trigger needs to
                        be implmented.]
----------------------- ---------------------------------- ----------------------------------
[PAY WACHOVIA BILLS     TBD. Related to above.             TBD
WITH A NON-WACHOVIA
ACCOUNT, VIA ACH, WITH
PRENOTE]

----------------------- ---------------------------------- ----------------------------------
[PAY WACHOVIA CREDIT    Same as above.                     TBD
CARD WITH NON-WACHOVIA
ACCOUNT, VIA ACH, WITH
PRENOTE]

----------------------- ---------------------------------- ----------------------------------
[BILL PAY CALENDAR]     [DHTML table matrix with dates.    None
                        PendPmts transaction response
                        mapped to matrix Row/Cols. Use
                        3rd party tool for calendar?]






---------------------------------------------------------- ----------------------------------


                                       3


REQUIREMENT              CORE OR      OWNER      ENG DAYS       TIMEFRAME       CUSTOMER EXPERIENCE
                         CUSTOM
------------------------ ------------ ---------- -------------- --------------- ----------------------

["ON US" BILL PAY WITH   Core         N/A        0-40 days:                     [When adding a
WACHOVIA MERCHANT PICK                                                          payee, user can
LIST (MPL); INTERNAL     Custom       Jeff       Using                          either select from a
ACCOUNT TYPES AND                     Madison    standard                       list of
CORPORATE                                        matching                       Wachovia-defined
RELATIONSHIPS]                                   algorithm and                  merchants or simply
                                                 existing file                  enter the payee
                                                 format =0                      information from
                                                                                their bill.  If the
                                                                                latter, Voyager will
                                                 Custom                         attempt to find
                                                 matching                       merchants on the
                                                 algorithm =                    list the appear to
                                                 10                             match the typed
                                                                                information.
                                                 Custom file                    Candidate matches
                                                 format = 15                    are presented to the
                                                                                user.  If he picks
                                                 Additional                     one, it will be
                                                 requirement                    identified as an
                                                 for response                   on-us merchant, just
                                                 file processing                as if they had
                                                 = 15                           selected it from the
                                                                                original pick list.
                                                                                If no matches are
                                                                                found or if the user
                                                                                indicates none of
                                                                                the candidates are a
                                                                                match, the payee is
                                                                                considered
                                                                                non-standard, and
                                                                                will not be paid
                                                                                on-us.]











------------------------ ------------ ---------- -------------- --------------- ----------------------


REQUIREMENT              CORILLIAN DESIGN APPROACH &        PRISM TECHNICAL IMPACT &
                         CONSIDERATIONS                     CONSIDERATIONS
------------------------ ---------------------------------- ----------------------------------

["ON US" BILL PAY WITH  [A database table stored a list    [Wachovia has three options for
WACHOVIA MERCHANT PICK  of standard merchants for each     allowing the user to add on-us
LIST (MPL); INTERNAL    supported bill payment             merchants:  1) users always pick
ACCOUNT TYPES AND       processor, one of which is the     from list, 2) users can pick
CORPORATE               on-us processor (i.e.,             from list or type information
RELATIONSHIPS]          Wachovia).  This table stored      from bill, or 3) users always
                        information necessary to 1)        type information from bill
                        present a list to the users and    because list is never shown.
                        2) match against user-provided
                        information, such as region and    The first is simple, but
                        account scheme(s).                 requires that the list be of
                                                           reasonable length, which is
                        Once a payee is determined to be   likely the case if only Wachovia
                        standard, it is stamped with a     merchants are included.  The
                        processor ID.  Bill pay runs for   second two require that the
                        each processor ID are scheduled    matching algorithms be defined,
                        and handled separately.  Each      potentially requiring custom
                        can have different file formats    engineering.  If the list is
                        (SIS, ACH, etc.).                  very large because corporate
                                                           customers are included, the
                        Payments to payees considered      third option may be the only
                        non-standard are all handled by    viable one.
                        the default payment processor,
                        which in this case would be        If the list is large but
                        CheckFree SIS.]                    Wachovia still wants it
                                                           displayed, it can be a tiered
                                                           list:  the user is first
                                                           presented with a list of
                                                           categories to choose from, then
                                                           a list of merchants for that
                                                           category.

                                                           A file format for the on-us
                                                           payments must be defined. Voyagerc
                                                           currently supports SIS, ACH, and
                                                           it's own format. A custom file
                                                           format can also be defined,
                                                           requiring custom engineering.
                                                           Another option is an online
                                                           transaction for  each ]payment
                                                           rather than a batch file, but this
                                                           would also require custom
                                                           engineering.
------------------------ --------------------------------- ----------------------------------


                                       4


REQUIREMENT              CORE OR      OWNER      ENG DAYS       TIMEFRAME       CUSTOMER EXPERIENCE
                         CUSTOM
------------------------ ------------ ---------- -------------- --------------- ----------------------

------------------------ ------------ ---------- -------------- --------------- ----------------------
[ABILITY TO              Custom       Mike       30                             TBD
AUTHENTICATE                          Leach
NONWACHOVIA ACCOUNT
HOLDERS; TO ALLOW
PAYMENT FOR
NON-BANKING SERVICES
(I.E., WHITE PAPERS,
PLANNING TOOLS, ETC.)
VIA NONWACHOVIA
ACCOUNT OR CREDIT
CARD.]

------------------------ ------------ ---------- -------------- --------------- ----------------------
[ENHANCED TRANSACTION    Custom       Mike       12                             [User enters string
SEARCH AND SORT; AS                   Leach                                     into text input box;
MORE HISTORY IS MADE                                                            transaction table is
AVAILABLE - WHERE                                                               resorted to display
SHOULD SORTING OCCUR,                                                           only transactions
WHAT THE OPTIONS                                                                that contain the
(I.E., CLIENT VS.                                                               search string. Rules
VOYAGER, VS. MAINFRAME                                                          based interface
TIER?)]                                                                         (similar to Target
                                                                                Marketing) allow
                                                                                user to select
                                                                                transactions that
                                                                                are greater/less
                                                                                than a defined
                                                                                amount AND contain
                                                                                a user defined
                                                                                search string in
                                                                                the description.]
------------------------ ------------ ---------- -------------- --------------- ----------------------
BILL PRESENTMENT         Core         N/A        N/A

------------------------ ------------ ---------- -------------- --------------- ----------------------
[INTEGRATION WITH        Custom       Terry      ?
MARKETWAVE ]                          Ishida
------------------------ ------------ ---------- -------------- --------------- ----------------------


REQUIREMENT               CORILLIAN DESIGN APPROACH &        PRISM TECHNICAL IMPACT &
                          CONSIDERATIONS                     CONSIDERATIONS
------------------------  ---------------------------------- ----------------------------------

------------------------ ---------------------------------- ----------------------------------
[ABILITY TO              [Assuming Non acct holder info     [Expansion of current directory
AUTHENTICATE             is stored in Frank Fragapane's     server responsibilities? Per
NONWACHOVIA ACCOUNT      directory server. Payment          transaction fee for using 3rd
HOLDERS; TO ALLOW        transaction can be hosted by 3rd   party CC transaction service.]
PAYMENT FOR              party vendor.]
NON-BANKING SERVICES
(I.E., WHITE PAPERS,
PLANNING TOOLS, ETC.)
VIA NONWACHOVIA
ACCOUNT OR CREDIT
CARD.]

------------------------ ---------------------------------- ----------------------------------
[ENHANCED TRANSACTION    [Preference to do all sorting in   [May have to provide more info
SEARCH AND SORT; AS      JavaScript at client layer to      from CICS to expand data member
MORE HISTORY IS MADE     reduce TP and host usage.          options.]
AVAILABLE - WHERE        History transaction storage is
SHOULD SORTING OCCUR,    object oriented... nearly any
WHAT THE OPTIONS         method may be added for
(I.E., CLIENT VS.        searching and sorting object
VOYAGER, VS. MAINFRAME   data members.]
TIER?)]









------------------------ ---------------------------------- ----------------------------------
BILL PRESENTMENT         To be negotiated, pending
                         Wachovia requirements.
------------------------ ---------------------------------- ----------------------------------
[INTEGRATION WITH        To be negotiated, pending
MARKETWAVE ]             Wachovia requirements.
------------------------ ---------------------------------- ----------------------------------

PHASE 3 CUSTOM ENGINEERING

FEATURE LIST The nature of the Phase 3 project is to co-design and develop a new version of the Voyager transaction processor to support [*]. Such new version is expected to be generally released by Corillian as its 3.0 version of Voyager. At this stage, the detailed feature list is still under development. Currently, the parties have agreed that the new version is expected to have the same basic feature functionality as Voyager 2.4, as well as the following high-level features. Corillian will use its best efforts to implement all of the Priority 1 items listed below. Priority 2 and Priority 3 items will be implemented if or when appropriate, as agreed upon by both Client and Corillian. Additional features will be mutually agreed to by the parties. The feature set is also conditional upon technical feasibility, which will be determined during the design phase.

Wachovia prioritization is based on:
1 = Highest priority requirement
2 = Dependency on industry availability
3 = Corillian directed feature enhancement

-------------------------- ----------------------------------------------------------------------------------
Wachovia Priority          Feature
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
1                          [*]
-------------------------- ----------------------------------------------------------------------------------
2                          [*]
-------------------------- ----------------------------------------------------------------------------------
2                          [*]
-------------------------- ----------------------------------------------------------------------------------
2                          [*]
-------------------------- ----------------------------------------------------------------------------------
2                          [*]
-------------------------- ----------------------------------------------------------------------------------
2                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------
3                          [*]
-------------------------- ----------------------------------------------------------------------------------

---------------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                              CORILLIAN CORPORATION
                        VOYAGER SUPPORT SERVICES SCHEDULE

Effective Date:  December 21, 1999

Wachovia Operational Services           Corillian Corporation ("Corillian")
Corporation ("Client")                  3601 SW Murray Blvd., Suite 300
809 W. 4-1/2 Street                     Beaverton, Oregon 97005
Winston-Salem, North Carolina 27150     (503) 627-0729
                                        FAX (503) 641-5575

Corillian, an Oregon corporation, and Client agree that this Voyager Support Services Schedule (the "Support Schedule") shall be incorporated into and subject to the provisions of the Corillian Voyager License Agreement (the "Agreement") as of the effective date identified above.

1.       VOYAGER PRODUCT SUPPORT TERMS

This Support Schedule outlines the software support program provided for the Voyager Products licensed to Client pursuant to the Agreement, as defined in the Product Schedule (collectively the "Products"). Corillian provides support to Client, and Client is responsible for first tier support to its customers.

Support commences on the date that any function described in Exhibit 1 of the Product Schedule is released for commercial use by Client's customers. The support program provided herein is for an initial term commencing as above and ending on December 31, 2003, and shall be automatically renewed for successive one-year terms unless terminated as set forth in Section 12 or 13 hereof. In the event of termination of the Agreement, Corillian agrees to provide Client with reasonable assistance in migration to a new system. Client agrees to pay Corillian for its services in this regard on a time and materials basis at Corillian's then prevailing rates.

Support is only available for the current release or the immediately previous major release of the Products and only for those Products located in the region for which Client has purchased software support. In the event Corillian elects to terminate support for a release, Corillian agrees to provide Client with one hundred eighty (180) days prior notice. Unless specified otherwise by Corillian and agreed to by Client, the region is the United States of America.

Client may reinstate lapsed support by paying all support fees in arrears, a reinstatement fee of [*], and all costs invoiced by Corillian on a time and materials basis for updating the Products to the current release. Corillian retains the right to modify its support programs so long as such modifications do not in any way decrease support provided to Client pursuant to the Agreement.

Corillian shall have no obligation to support: Products altered or damaged by Client; Products modified by Client without authorization by Corillian; Products installed on any computer hardware or operating system not supported by Corillian; Products that are not the most current release or the immediately previous major release; Product problems caused by Client's negligence or abuse; use of Products other than as specified in the Product documentation; or other causes beyond the control of Corillian, provided however that a Year 2000 compliance failure shall not constitute a cause beyond the control of Corillian.

---------------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

2.       FEES AND EXPENSES

The fees for support services provided pursuant to this Agreement ("Support Fee") will be in accordance with the following schedule:

Commencement date through             15% of the license fees for Voyager and
December 31, 2001                     all other applications, to be prorated as
                                      to Components not delivered until after
                                      January 1, 2001.

Thereafter, the annual base fee for support services shall be 15% of the license fee for Voyager plus 15% of the fee for any Component (other than custom engineering deliverables) delivered after January 1, 2001, plus 15% of the fee for any additional product applications than those Products licensed under the Agreement. In the event Client engages Corillian for additional custom engineering services, and the Products so created are unique to Client, Client shall pay an additional 15% of the fee for such additional custom engineering services as an additional Support Fee. In the event Client engages Corillian for additional custom engineering services, and Corillian and Client anticipate that the Products so created will be incorporated into future Updates or New Revisions of the Products, Client shall not pay any such additional Support Fee. In addition to the base fee, Corillian reserves the right to increase the support service fees on an annual basis by up to ten percent (10%). In the event of any such increase, Corillian shall provide Client with notice of such increase at least ninety days (90) prior to the expiration of the then current term.

Support Fees shall be paid annually. The initial Support Fee shall be paid effective January 1, 2001 within 30 days of receipt of invoice. Subsequent annual payments shall be invoiced on or about January 1 and made within thirty (30) days after receipt of invoice.

Corillian shall not provide on-site support services except to the extent that on-site support services are required for resolution of a Priority 1 problem, which shall be provided at no additional cost to Client. If on-site support services are provided for other than Priority 1 problems, they will be provided on-site only with Client's prior consent and will be billed to Client at Corillian's then-current published rate plus reasonable expenses, including, but not limited to, air travel, local transportation, hotel rooms and meal expenses.

3.       DEFINITION OF PRIORITIES

When reporting a problem, Client shall indicate its priority according to the following definitions:

         PRIORITY 1:       Critical: 1) The issue prevents an installed Product
                  from immediate production operation; or 2) The installed Product repeatedly crashes or loses data; or 3) The installed Product does not reliably complete transactions; or 4) The Product cannot be installed at Client's site; 5) The Product does not recover from errors properly; 6) The Product performance is too slow to support the specific number of transactions; or 7) The issue prevents a Product from performing as needed by the Client or Client's customer.

---------------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

         PRIORITY 2:       Medium:  1) The Product does not behave as
                  documented; 2) The documentation is in error, is unclear, or should be expanded; 3) The required documentation is missing; or 4) The issue should be addressed, but does not have significant impact on the Client or Client's customer.

         PRIORITY 3:       Low:  1) Cosmetic changes and subjective preferences;
                  2) A new feature will improve the Product's functionality, usability, reliability, performance, or supportability; or 3) Functionality not related to the intent of the Product.

Client is responsible for ensuring that the priority it assigns to a problem adheres to the foregoing definitions. Corillian reserves the right to re-prioritize a problem report that is not reasonably consistent with these definitions. If Corillian does so, Corillian shall so advise Client in writing and shall cooperate with Client to come to an agreement on level of priority.

4.       RESPONSE PROCEDURES AND SUPPORT LEVELS

Corillian's response is provided at multiple levels to best match the need of the issues. Corillian will use the appropriate support level to focus attention on the most critical issues first, and will cooperate with Client in coming to agreement on which is the appropriate level of support for a given issue. The following are the four levels of support:

         LEVEL A: Onsite support for escalated issues that cannot be resolved remotely.

         LEVEL B: Seven (7) days a week, twenty four (24) hours per day telephone support for Critical / Site Down issues. Response time: 30 minutes.

         LEVEL C: Standard telephone support hours 8:00 a.m. to 5:00 p.m. Eastern Time, Monday through Friday for technical problems. Response time: 4 business hours.

         LEVEL D:          E-mail support for general questions.  Response time:
                           1 business day, although development of new features or functions will be in Corillian's sole discretion.

                           Priority 1 problems shall be assigned to Levels A or B, Priority 2 problems shall be assigned to Levels C or D, Priority 3 problems shall be assigned to Level D.

5.       REPORTING PROBLEMS AND SUPPORT CONTACTS

Corillian requires that Client designate a primary and secondary contact who will be authorized to place support contacts.

To report a problem, the Client contact shall send a problem report via electronic mail to the email address of support@corillian.com or, for Priority 1 or 2 problems, place a call to Corillian Support Services at 503-646-9507. Client's report should contain Client's company name and the phone number and email address of the person reporting the call; the priority level (in accordance with the definitions provided above); the Product for which Client is reporting a problem; and the platform on which the Product is installed. In the event the Support Services telephone number is not manned 24 hours a day, seven days a week, Corillian will provide Client with a phone number or pager number for reporting Priority 1 problems 24 hours a day, seven days a week.

6.       SUPPORT HOURS

Corillian's standard telephone support and other support services are available Monday through Friday, 8:00 AM to 5:00 PM Eastern Time, exclusive of Corillian holidays. Additionally, Corillian will provide 24x7 support for Priority 1 and 2 level problems. Upon execution hereof, Corillian will provide Client with a schedule of holidays and will notify Client in writing of subsequent changes in such schedule, provided, however, that, at a minimum, Corillian will provide such standard telephone support on all weekdays except Client holidays. The standard telephone support, as well as all other support provided hereunder, begins upon production release to Client's customers of any of the product Components and entitles Client to product support seven days a week, twenty four hours a day. Standard telephone support and all other support to which Client is entitled shall also be provided during the ninety (90) day warranty period described in section 6.1.2 of the Agreement, and performance standards set forth in
Section 9.2 hereof shall also apply during such period, as well as thereafter. Telephone support services are limited to Corillian products and Third Party Software. Corillian reserves the right to assess a fee of two hundred fifty dollars ($250) per hour (with a one hour minimum) for Client's requests for support for non-Corillian products.

7.       EVENING, WEEKEND AND HOLIDAY SUPPORT SERVICES

If Client contacts the Corillian support services personnel outside of the standard support hours (Monday through Friday, 8:00 AM to 5:00 PM ET) for other than a Priority 1 or Priority 2 problem condition, Client agrees to pay Corillian two hundred and fifty dollars ($250) per hour (with a one hour minimum.)

8.       ACTION PLANNING AND COMMUNICATION

In reference to any Priority 1 problem reports, Corillian will immediately use its best efforts to restore the system to proper operation (if necessary) and, within five (5) days of escalation, provide an action plan for a long term fix for the issue. The action plan will include details on the nature of the fix and the time frame of resolution. Corillian and Client acknowledge that under some circumstances it may be most expedient for Corillian's support personnel to dial in and directly access Client's computer facilities. Additionally, for problems other than Priority 1 problems, for which such services are provided at no cost pursuant to Section 2 above, Corillian may under some circumstances make support personnel available for on-site work at Client's location (with Client's approval), at an additional then-current cost as outlined in section 2 above. Daily review of status throughout the entire process will be available to Client through Corillian's normal technical support personnel.

9.       CONTENT OF SUPPORT AND PRODUCT UPGRADES

9.1 In addition to the obligations set forth in Sections 1 through 8 hereof, in all situations involving a Priority 1 problem involving a system outage, Corillian shall endeavor to restore the Product to reliable production within four (4) hours after such problem is reported to Corillian. Furthermore, in all situations involving performance or non-performance of the Products, Corillian shall endeavor to supply as soon as practicable code corrections as required to enable the Products to perform the functions described in Exhibit 1 attached to the Product Schedule, including participation in the action planning and communication activities set forth in Section 8 above. In the event that Corillian is unable to make the Products operate as set forth in Exhibit 1 within 60 days of notification of a problem, that Client may exercise termination rights pursuant to Section 13.4 below, provided, however, that the foregoing shall not apply to problems attributable to or which Corillian is prevented from remedying as required above because of (i) the acts or omissions of Client, Client's customers, employees, consultants, contractors, or other third-party vendors; (ii) interruption in data communication resulting from the acts or omissions of Client or a third party; (iii) hardware or third-party software failures; or (iv) other causes beyond the control of Corillian.

9.2 Corillian warrants that within 24 hours of notice of a Priority 1 problem that causes total systems unavailability of the Products, Corillian shall restore systems availability of the Products. For the first breach of this warranty during a support term, Corillian agrees to provide Client with a rebate of $[ * ] to be applied against prospective Support Fees. For any subsequent breach of this warranty during a support term, Client may exercise termination rights pursuant to Section 13.4 below. The foregoing warranty shall not apply to Priority 1 problems attributable to or which Corillian is prevented from restoring systems availability as required above because of (i) the acts or omissions of Client, Client's customers, employees, consultants, contractors, or other third-party vendors; (ii) interruption in data communication resulting from the acts or omissions of Client or a third party; (iii) hardware or third-party software failures; or (iv) other causes beyond the control of Corillian.

9.3 During the term of this Agreement, Corillian shall provide Client with any upgrades to any Product or custom engineering deliverable licensed pursuant to the Agreements or any subsequent agreements between the parties, at no additional charge excepting only reasonable charges for media shipping, handling, and, if required, installation services. Upgrades shall be furnished to the Client within thirty (30) calendar days of their being made generally available. Client shall not be required to install any upgrades which Corillian deems unnecessary to Client's continued use of a Product or which shall not perform their documented functionality. The term "upgrades" shall mean any and all changes to a Product that
         (a) improve the operating performance but do not materially alter the functions of the Product; (b) incorporate all fixes or bypasses of known system errors; (c) that are required to allow Client to continue to implement Bill Payment Processing in accordance with Checkfree SIS specification; (d) are required to support subsequent versions of OFX, or versions of IFX or XML, which are required to support banking and bill pay transactions in subsequent commercial releases of Microsoft Money-Registered Trademark- and Quicken-Registered Trademark-. The term "upgrades" does not include improvements in a Product that are other than the items set forth in subsections (a) through (d) above and (i) add to or materially alter the basic functions of the Product; or (ii) that may be offered to Corillian's other customers for payment of additional or higher license fees because of improvements to the Product. In the event Client has licensed any custom engineering deliverable which is substantially similar to a product generally released to and supported for Corillian's other customers, and Corillian has provided an upgrade with regard to such product, a similar upgrade will be provided to Client hereunder.

9.4 During the term of this Agreement, upon written notice from Client, Corillian shall provide Client with modifications to any of the Products that are required to maintain the compliance of the Products with or to allow the Products to contain the functionality to permit Client to comply with all federal, state and local laws and regulations applicable to the functionality of and services to be performed by the Products. In the event that Corillian is required to make such modifications for any other customer and offers such modifications to the customer for no additional fee, then Corillian will provide such modifications to Client for no additional fee. In all other cases, Corillian agrees to provide Client with such modifications on a time and material basis. Corillian agrees to use its best efforts to provide Client with such

---------------------
* Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

         modifications in a timely manner so that Client may be in compliance in accordance with the effective date of any new laws and regulations.

10.      PRODUCT ADVISORY BOARD

Two representatives of Client will be invited to participate in quarterly Product Advisory Board meetings at Corillian to discuss strategic product development, upcoming product releases and co-marketing opportunities.

11.      KNOWLEDGE TRANSFER AND TRAINING

In the event Client elects to receive Source Code pursuant to the Escrow Agreement, Corillian will provide Client immediately upon release of the Source Code from escrow in accordance with a mutually agreed to training program knowledge transfer and training of the Source Code of the licensed Products to include architecture overview, source code configuration review and major component review. Client shall be entitled to the equivalent of four man weeks a year of knowledge transfer and training for as long as Client receives support services pursuant to this Support Schedule. In the event that Client terminates this Support Services Schedule in connection with a request for release of the Source Code from escrow, Corillian shall be obligated to provide only the equivalent of four man weeks of knowledge transfer and training to be provided immediately upon release of the Source Code from escrow. For any such on-site training, Client agrees to pay Corillian's reasonable expenses, including, but not limited to, air travel, local transportation, hotel rooms and meal expenses.

12.      AVAILABILITY OF SUPPORT

12.1 Corillian agrees, either directly or through a subcontractor, to offer support services hereunder, until at least December 31, 2006. Corillian may assign or subcontract the services provided to Client pursuant to this Support Schedule. Corillian shall provide Client with at least one hundred eighty days notice of such proposed assignment or subcontracting, so that Client may, in its sole discretion, determine whether to exercise its right to receive Source Code and knowledge transfer pursuant to Section 11 hereof and pursuant to the Escrow Agreement. However, if Corillian, its successors or assignees fails, for any reason whatsoever, to provide to Client, directly or through an any third party contractor, the Product maintenance and support services required to be provided by Corillian, or if such support services are provided in such a manner that, by virtue of such failure, Client is unable to make commercially reasonable beneficial use of the Products, then Client may exercise termination rights pursuant to
         Section 13.5 below.

12.2 Subject to its obligation to offer support services at least through December 31, 2006, Corillian may terminate this Support Services Schedule by providing Client with at least one hundred eighty (180) days notice prior to the expiration of the then current term.

13.      TERMINATION

13.1 In the event Client has not received Source Code pursuant to the terms of the Escrow Agreement, Client may terminate this Support Services Schedule by providing Corillian at least sixty (60) days notice prior to the expiration of the then current term.

13.2 In the event Client has received Source Code pursuant to the terms of the Escrow Agreement, and Client is not terminating pursuant to the provisions of Section 13.3, 13.4 or 13.5 below, Client may terminate this Support Services Schedule at any time by providing notice to Corillian and paying an exit fee in accordance with the following schedule:

         13.2.1  From the effective date above and for 18 months thereafter:

                  (a) If Client no longer utilizes the Products in any way, then the exit fee shall equal $[ * ]

                  (b) If Client continues to utilize the Products, then the exit fee shall equal $[ * ].

         13.2.2 19 months--3 years from the effective date:

         The exit fee shall equal $[ * ]

         13.2.3 4 years--6 years from the effective date:

         The exit fee shall equal the unamortized portion of the $[ * ]. Amortization begins in year 4 and is calculated using a three-year straight line depreciation method.

         13.2.4 After 6 years from the effective date above, Client may terminate the Support Schedule prior to the end of the then current term, continue to utilize the Products and pay no exit fee.

13.3 In addition, regardless of whether Client has received the Source Code pursuant to the terms of the Escrow Agreement, Client may terminate this Support Services Schedule in accordance with the terms of Section 7 or 8 of the Product Schedule or Section 6.2.1, 11.2 or 11.3 or 15 of the Agreement.

13.4 In addition, regardless of whether Client has received the Source Code pursuant to the terms of the Escrow Agreement, Client may terminate this Support Services Schedule at any time pursuant to the provisions of Section of 9.1 or 9.2 hereof. In such case, Client may at its option
         (i) discontinue use of the Products, terminate the License Agreement, and cancel all obligations with respect to payment of custom engineering and implementation fees not previously incurred prior to notice of termination, together with refund of any license fees for applications not previously accepted, terminate the Support Services Schedule without payment of an exit fee and receive a pro-rata refund of the Support Fees paid hereunder; (ii) continue to use the Products with a reduction in the License Fee or Support Services Fee as the parties mutually agree shall be fair and equitable or (iii) continue to use the Products, terminate the Support Services Schedule, receive a pro-rata refund of the Support Fees paid hereunder and pay Corillian an exit fee of $[ * ] or the amount owing under Section 13.2 of the Support Services Schedule, whichever is less and shall receive the Source Code pursuant to the Escrow Agreement, including the knowledge transfer obligation specified in Section 11 hereunder and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option
         (i), Client shall return to Corillian or certify the destruction of all copies of the Source Code thereof within 30 days of notice of termination and with regard to option (iii), regardless of whether Client shall have previously exercised its election to receive the Source Code, Corillian shall complete the knowledge transfer obligation specified in Section 11 hereof and under the Escrow Agreement, if it has not already done so, and until such completion shall continue to provide problem resolution

------------

         * Portion has been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

         services on a time and materials basis, and Client shall pay the exit fee upon completion of knowledge transfer.




13.5 In addition, regardless of whether Client has received the Source Code pursuant to the terms of the Escrow Agreement, Client may terminate this Support Services Schedule at any time pursuant to Section 13.1 hereof. In such case, Client may, at its option,(i) discontinue use of the Products, terminate the License Agreement, and cancel all obligations with respect to payment of custom engineering and implementation fees not previously incurred prior to notice of termination,, together with refund of any license fees for applications not previously accepted, and terminate the Support Services Schedule without payment of an exit fee and receive a pro-rata refund of fees paid hereunder; (ii) continue to use the Products with reductions in the License Fee and Support Services Fee as the parties mutually agree shall be fair and equitable, or (iii) continue to use the Products, terminate the Support Services Schedule receive a pro-rata refund of the Support Fees paid hereunder, receive the Source Code pursuant to the Escrow Agreement, including knowledge transfer specified in Section 11 hereunder and thereunder. In the event that Client has previously exercised its election to receive the Source Code pursuant to the Escrow Agreement, Client shall have the same three remedies available to it. With respect to option (i), Client shall return to Corillian or certify the destruction of all copies of the Source Code thereof within 30 days of notice of termination and option (iii), regardless of whether Client shall have previously exercised its election to receive the Source Code, Corillian shall complete the knowledge transfer obligation specified in Section 11 hereof, if it has not already done so, and shall continue to provide problem resolution services on a time and materials basis.

13.6 Notwithstanding Client's election to terminate the Support Services Schedule and obtain Source Code pursuant to the provisions of the Support Services Schedule and Source Code Escrow Agreements, Client may use the Source Code so provided solely to maintain and support the Products, modify, enhance, and upgrade the Products for license it has purchased from Corillian in accordance with the terms of such license so as to enable Client to make the use of the Products intended by the Agreement. Client may not, under any circumstances, sell, disclose, assign, transfer or convey in any manner, or dispose of the Source Code or any portion thereof, except as otherwise provided in the Agreements. Termination of support pursuant to this Section 13 does not in any way affect Client's license rights to the Products as provided in the Agreement.

Each Party represents that it has read this Support Services Schedule and understands its provisions and that the person signing this Support Services Schedule on behalf of such Party is authorized to do so.



Wachovia Operational Services             Corillian Corporation
Corporation



DATE:            12/22/99                 DATE:           12/23/99
      -----------------------------            ------------------------------

BY:              /s/                      BY:        /s/ Kirk Wright
      -----------------------------            ------------------------------
                                                  Kirk Wright, President

                                    EXHIBIT A

                              CORILLIAN CORPORATION
                      VOYAGER SOURCE CODE ESCROW AGREEMENT

Effective Date:  December ____, 1999       Corillian Corporation

Wachovia Operational Services              Corillian Corporation ("Corillian")
Corporation ("Client")                     3601 SW Murray Blvd., Suite 300
809 W.  4-1/2 Street                       Beaverton, Oregon 97005
Winston-Salem, North Carolina 27150        (503) 627-0729
                                           FAX (503) 641-5575

Corillian, by its signature indicating acceptance hereof, grants to Client a Voyager Source Code Escrow Account ("Account") with Datasafe, Inc. ("Escrow Agent") as agreed to herein. Corillian and Client have entered into a Voyager License Agreement (the "License Agreement") pursuant to which Corillian will grant to Client during the term of said Agreement a non-exclusive, non-transferable License to use a production copy of the products named on the Voyager Product Schedule(s) as defined therein (such products collectively referred to herein as the "Products.")

STANDARD TERMS AND CONDITIONS

1.       ESCROW MATERIAL

The term "Escrow Material" as used in this Agreement means (i) the source code of all of the Products, in such form that will allow Client to build and compile usable object code, (ii) the similar source code version of any and all updates, modifications, revisions, and enhancements to be delivered pursuant to the Voyager License Agreement, as well as any other Products provided pursuant to the Product Schedule of Support Services Schedule or otherwise pursuant to an agreement with Client and (iii) any and all documentation developed by Corillian or in its possession pertaining to the applicable source code. Without limiting the generality of the foregoing, the "Escrow Material" shall include any pertinent commentary or explanation that may be necessary to render the source code understandable and useable by a trained computer-programming professional who is generally familiar with C++/COM systems, although not necessarily those incorporating the Products. The Escrow Material shall include system documentation, statements of principles of operation, and schematics, all as necessary or useful for the effective understanding and use of the source code. Insofar as the "development environment" employed by Corillian for the development, maintenance, and implementation of the source code includes any device, programming or documentation not commercially available to the Client on reasonable terms through readily known sources other than Corillian, the Escrow Materials shall include all such devices, programming, or documentation. The foregoing reference to the "development environment" is intended to apply to any programs, including compilers, "workbenches", tools and higher-level (or "proprietary") languages, used by Corillian for the development, maintenance and implementation of the source code.

2.       ADDITIONS TO ESCROW MATERIAL

If Corillian develops updates, modifications, revisions or enhancements of the Products which are to be delivered by Corillian to Client pursuant to the Voyager License Agreement or otherwise pursuant to an agreement with Client, then the related source code shall constitute additional Escrow Material. Within ten (10) business days after the release of such additional Escrow Material, Corillian shall give written notice thereof to Client, describing in detail such additional Escrow Material. Such additional

Escrow Material shall be deposited with Escrow Agent as provided in Section 4 below. It is the intention of the parties that the Source Code deposited hereunder shall correspond to the Products in use by Client.

3.       INSPECTION

Client may appoint either (a) an independent firm of certified public accountants of national reputation or (b) an independent, professional computer-programming consultant mutually agreeable to Corillian and Client to inspect, compile, test and review the source code (subject to appropriate undertakings of confidentiality and restrictions on subsequent use and disclosure) at any time, and Escrow Agent shall permit such inspections and testing promptly upon request. Except as otherwise authorized by Corillian (which authorization will not be unreasonably withheld), such inspections and testing shall be conducted at the offices of the Escrow Agent designated in
Section 14..

4.       DEPOSIT

Within ten (10) days after the release of any applicable Product, or whenever an obligation shall arise under Section 2, Corillian shall deposit the relevant Escrow Material with Escrow Agent. Escrow Agent shall issue to Corillian (with a copy to Client) a receipt for the Escrow Material upon its delivery to Escrow Agent.

5.       STORAGE

Escrow Agent will accept the deposit of Escrow Material and will preserve and protect the Escrow Material at Escrow Agent's offices designated in Section
14. Escrow Agent shall prohibit any person (including employees of Corillian) from gaining access to the Escrow Material except (a) as provided by the terms of this Agreement, or (b) as otherwise directed by court order.

6.       RESPONSIBILITIES

In performing its duties under this Agreement, Escrow Agent is authorized to conclusively rely upon any statement, consent, agreement, or other instrument not only as to its due execution, its validity, and the effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine or to have been presented or signed by a proper person or persons. Escrow Agent shall not be responsible or liable for any promise, representation, agreement, condition, or stipulation not set forth in this Agreement; for the sufficiency, correctness, genuineness, or validity of any instruments or documents deposited with Escrow Agent; for the form of execution thereof or the identity, authority, or rights of any person executing the same; for the performance of or compliance with the terms or conditions of any such instruments; for the maintenance of any property covered by this Agreement (other than to provide reasonable care to protect and safeguard the Escrow Materials), including, but not limited to, payment of taxes, assessments, upkeep charges, or repair bills; for the sufficiency or priority of any security or the value or title of any property; for any loss which may occur by reason of forgeries, false representations, or the exercise of Escrow Agent's judgment in any particular manner; or for any other reason except Escrow Agent's negligence or intentional misconduct.

7.       USEABILITY OF SOURCE CODE

Corillian represents and warrants that the Escrow Materials are and shall be understandable and useable by a trained computer-programming professional who is generally familiar with C++/COM systems, though not necessarily those incorporating the Products. Corillian further represents and warrants that the Products do not involve any proprietary languages or programming components that such a professional could not reasonably be expected to understand, except to the extent the Escrow

Materials contains sufficient commentary to enable such professional to understand and use such languages or components. Corillian further represents and warrants that the Escrow Materials contain all of the devices, programming, and documentation necessary for the maintenance of the Products by the Client upon release of the Escrow Materials pursuant to this Agreement, except for devices, programming and documentation commercially available to the Client on reasonable terms through readily known sources other than the Licensor.

8.       RIGHT TO ESCROW MATERIAL; USE OF ESCROW MATERIAL

Client shall be entitled to receive the Escrow Material upon

Client providing Escrow Agent and Corillian with written notice of its election to obtain Escrow Materials. Escrow Agent shall deliver the Escrow Material to Client within ten (10) business days following the date of its receipt of Client's request.

9.       USE

Upon release of the Escrow Materials hereunder, Client is granted, without any further action, authorization or instrument, a non-exclusive, non-transferrable, perpetual license in the Escrow Materials. Client may use the Escrow Material provided under this Agreement to maintain and support the Products, and to modify, enhance, and upgrade the Products and otherwise in accordance with the terms of the License Agreement so as to enable Client to make the use of the Products intended by the License Agreement. Client will not, under any circumstances, sell, disclose, assign, transfer or convey in any manner, or dispose of the Escrow Material or any portion of the Escrow Material, except as may be permitted in the License Agreement. The parties intend and agree that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365(n) of Title 11 U.S.C. (the "Bankruptcy Code") for all purposes. Upon release of the Escrow Materials, the Escrow Materials shall be considered to be "Products" for all purposes of the License Agreement.

10.      KNOWLEDGE TRANSFER

Promptly upon any release of the Escrow Materials to Client by the Escrow Agent for any reason hereunder, Corillian will provide Client with knowledge transfer and training of the Escrow Materials of the Products, to include architecture overview, source code configuration review and major component review. Client shall be entitled to such knowledge transfer in accordance with the terms set forth in the Support Services Schedule.

11.      RELIANCE

Escrow Agent may conclusively rely upon and shall be protected, indemnified, and held harmless by Client and Corillian, jointly and severally, in acting upon the written (which shall include instructions given by telecopier or other telecommunications device) instructions of any officer of either Corillian or Client or of counsel to either of them with respect to any matter relating to its actions as Escrow Agent under this Agreement, provided, however, that in the event this Agreement requires instructions from both of the parties, Escrow Agent shall be required to obtain such instructions from both parties. The Escrow Agent shall comply with any such instructions, notwithstanding any demand or notice to the contrary from any person, and is relieved from liability for doing so.

12.      INDEMNIFICATION

Client and Corillian, jointly and severally, covenant and agree to indemnify Escrow Agent and hold it harmless (without prejudice to a determination between Client and Corillian as to which party shall bear the ultimate responsibility) against any loss, liability, or expense arising out of or in connection with its performance of its duties under this Agreement, including, but not limited to, legal and other fees and expenses and including specifically, but without limitation, any legal or other expenses with respect to any action for interpleader by Escrow Agent, except that Escrow Agent shall not be indemnified against any such loss, liability, or expense arising out of its negligence or intentional misconduct. Escrow Agent shall be under no obligation to institute or defend any action, suit, or legal proceeding in connection with this Agreement, unless first indemnified and held harmless to its satisfaction in accordance with the foregoing.

13.      TERM OF AGREEMENT; TERMINATION

The term of this Agreement and the Account granted hereunder shall commence upon acceptance of this Agreement by Corillian from the Effective Date above and shall continue in effect until Corillian and Client shall both notify Escrow Agent by notarized certificate, signed by an officer of both Corillian and Client, that Corillian no longer has any obligations to Client requiring the deposit of the Escrow Material in escrow, whereupon Escrow Agent shall destroy the Escrow Material and provide acknowledgment thereof to Corillian.

14.      NOTICES

All notices, reports, instructions, requests, and other communications given under this Agreement shall be in writing and shall be deemed to have been given or made (i) if by mail, when received by certified mail, postage prepaid, return receipt requested; or (ii) if by facsimile, when sent by facsimile to the facsimile number set forth below with evidence of receipt by sender or (iii) if by courier, when received; provided, however, that either party may change its address or facsimile number for notices by providing notice to the other party or such change in the manner provided herein. Notices shall be directed to the following addresses or facsimile numbers:

         To Escrow Agent:            Datasafe, Inc.
                                     P.O. Box 23056
                                     Tigard, OR 97281-3056
                                     Telephone: (503) 620-3423
                                     Facsimile: (503) 684-3332

         To Corillian:               Corillian Corporation
                                     3601 S.W. Murray Blvd., Suite 300
                                     Beaverton, OR 97005
                                     Telephone: (503) 627-0729
                                     Facsimile: (503) 641-5575
                                     Attention: Daryn Chapman

         To Client:                  Wachovia Operational Services Corporation
                                     c/o Wachovia Bank, N.A.
                                     101 N. Cherry Street
                                     Winston-Salem, NC 27102
                                     Attention: Digital Platform Manager
                                     (Joanna Giacobbe)

15.      DUTIES OF ESCROW AGENT

Escrow Agent shall have no duties or obligations except those expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall have no responsibilities or liability to any of the parties or their successors for any action taken by it in good faith upon receipt of any instrument or other writing believed by it to be genuine and to be properly signed or presented. In case any property deposited under this Agreement shall be attached, garnished, or levied upon pursuant to an order of court or other authority having jurisdiction, or the delivery thereof shall be stayed or enjoined by an order of court, or any other order, judgment, or decree shall be made or entered by any court affecting such property or any part thereof (unless such order, judgment, or decree has been stayed, pending appeal), Escrow Agent shall obey and comply with all final writs, orders, judgments, or decrees so entered or issued by any court, without the necessity of inquiry whether such court had jurisdiction. Upon receipt of notice of an order, writ, judgment, or decree, Escrow Agent will transmit copies of said writ and other process or pleading received to all parties, and shall not comply with any writ, order, judgment, or decree until seven (7) days following delivery of such copies to all parties if permitted under such document.

16.      EXPENSES

Corillian and Client shall each pay one-half of the fees and expenses to Escrow Agent directly in accordance with Escrow Agent's fee schedule. The Escrow Agent's fees and expenses will be paid annually in advance. Any costs incurred by the Escrow Agent will be billed at the end of the month in which they are incurred.

17.      TAXES

Corillian and Client shall each be responsible for one-half of any federal, state, excise, and local government fees, assessments, charges, and taxes connected with this Agreement.

18.      WITHDRAWAL OF ESCROW AGENT

Escrow Agent may resign on sixty (60) days written notice to each of the parties. Thereafter, upon payment of all fees and costs earned or incurred by Escrow Agent in connection with this Agreement, Escrow Agent shall deliver the Escrow Material to a successor escrow agent named by Corillian and Client or, if none, to the party named in written instructions from Corillian and Client. If a successor escrow agent has not been appointed and has not accepted appointment by the end of such sixty (60) day period, Corillian or Client may apply to a court of competent jurisdiction for the appointment of a successor escrow agent and the reasonable costs, expenses, and attorneys' fees of Escrow Agent that are incurred in connection with such a proceeding shall be paid equally by Corillian and Client.

19.      SEVERABILITY

If any of the terms, conditions, or provisions of this Agreement shall be held invalid, illegal, or unenforceable, then, notwithstanding, this Agreement shall remain in full force and effect and the legality, validity, and enforceability of the remaining terms, conditions, or provisions shall not be affected.

20.      SUCCESSORS AND ASSIGNS

This Agreement shall inure to the benefit of, and shall be binding upon, the permitted successors and assigns of the parties.

21.      HEADINGS

The headings of the sections and paragraphs of this Agreement are solely for convenience of reference and are not part of and are not intended to define, govern, limit, or aid in the construction of this Agreement.

22.      WAIVER

No failure or delay on the part of any party in exercising any right, power, or remedy under this Agreement may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, or remedy preclude any other further exercise of any right, power or remedy.

23.      ATTORNEYS' FEES

In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its reasonable attorneys' fees and court costs incurred in arbitrating, litigating, or otherwise settling or resolving such dispute.

24.      GOVERNING LAW

The validity, construction and performance of this Agreement shall be governed by the laws of the State of New York without reference to its choice of law rules, except to the extent the same are preempted by the laws of the United States of America.

25.      ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the parties on the subject matter of this Agreement and no amendment, modification, or addition hereto shall have effect or be binding unless in writing and executed by all of the parties. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

UNDERSTOOD AND ACCEPTED:

Client:                                       Corillian:


Wachovia Operational Services                 CORILLIAN CORPORATION
Corporation

DATE:         12/22/99                        DATE:        12/23/99
     ---------------------------                   ----------------------------
BY:           /s/                             BY:          /s/ Kirk Wright
   -----------------------------                 ------------------------------
                                                  Kirk Wright, President

Escrow Agent:

DATASAFE, INC.

DATE:
     ---------------------------

BY:


--------------------------------
Authorized Signature


--------------------------------
Printed Name and Title